                                                                     EXHIBIT 4.2

                    AMENDED AND RESTATED DECLARATION OF TRUST

                                      AMONG

                               FORD MOTOR COMPANY

                                   as Sponsor,

                               JPMORGAN CHASE BANK

                              as Property Trustee,

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION

                              as Delaware Trustee,

                                       AND

                    THE ADMINISTRATIVE TRUSTEES NAMED HEREIN

                          Dated as of January 30, 2002

                       FORD MOTOR COMPANY CAPITAL TRUST II

                                TABLE OF CONTENTS

                                                                                                              Page(s)
                                                                                                              -------
Article I DEFINED TERMS.............................................................................................2

         Section 1.01  Definitions..................................................................................2

Article II ESTABLISHMENT OF THE TRUST..............................................................................11

         Section 2.01  Name........................................................................................11
         Section 2.02  Office of the Delaware Trustee; Principal Place of Business.................................11
         Section 2.03  Organizational Expenses.....................................................................11
         Section 2.04  Issuance of the Preferred Securities........................................................11
         Section 2.05  Subscription and Purchase of Debentures; Issuance of the Common Securities..................12
         Section 2.06  Declaration of Trust........................................................................12
         Section 2.07  Authorization to Enter into Certain Transactions............................................13
         Section 2.08  Assets of the Trust.........................................................................17
         Section 2.09  Title to Trust Property.....................................................................17
         Section 2.10  Responsibilities of the Sponsor.............................................................17
         Section 2.11  Certain Covenants of the Sponsor............................................................18
         Section 2.12  Guarantee of Payment of Trust Obligations...................................................18
         Section 2.13  Execution of Documents......................................................................19

Article III PAYMENT ACCOUNT........................................................................................19

         Section 3.01  Payment Account.............................................................................19

Article IV DISTRIBUTIONS; REDEMPTION; EXCHANGE; CONVERSION.........................................................19

         Section 4.01  Distributions...............................................................................19
         Section 4.02  Optional Redemption, Mandatory Redemption and Special Event Redemption......................20
         Section 4.03  Conversion..................................................................................22
         Section 4.04  Subordination of Common Securities..........................................................24
         Section 4.05  Payment Procedures..........................................................................25
         Section 4.06  Tax Returns and Reports.....................................................................25
         Section 4.07  Payment of Taxes, Duties, Etc. of the Trust.................................................25
         Section 4.08  Payments under Indenture....................................................................26

Article V TRUST SECURITIES CERTIFICATES............................................................................26

         Section 5.01  Initial Ownership...........................................................................26
         Section 5.02  The Trust Securities Certificates...........................................................26
         Section 5.03  Delivery of Trust Securities Certificates...................................................26
         Section 5.04  Registration of Transfer and Exchange of Preferred Securities; Restrictions on Transfer.....27
         Section 5.05  Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates..........................29
         Section 5.06  Persons Deemed Securityholders..............................................................29

         Section 5.07  Access to List of Securityholders' Names and Addresses......................................29
         Section 5.08  Maintenance of Office or Agency.............................................................30
         Section 5.09  Appointment of Paying Agent.................................................................30
         Section 5.10  Ownership of Common Securities by Sponsor...................................................31
         Section 5.11  Global Certificates; Non-Global Certificates; Common Securities Certificate.................31
         Section 5.12  Notices to Clearing Agency..................................................................32
         Section 5.13  Definitive Preferred Securities Certificates................................................33
         Section 5.14  Rights of Securityholders...................................................................33

Article VI ACT OF SECURITYHOLDERS; MEETINGS; VOTING................................................................34

         Section 6.01  Limitations on Voting Rights................................................................34
         Section 6.02  Notice of Meetings..........................................................................35
         Section 6.03  Meetings of Preferred Securityholders.......................................................35
         Section 6.04  Voting Rights...............................................................................35
         Section 6.05  Proxies, Etc................................................................................35
         Section 6.06  Securityholder Action by Written Consent....................................................36
         Section 6.07  Record Date for Voting and Other Purposes...................................................36
         Section 6.08  Acts of Securityholders.....................................................................36
         Section 6.09  Inspection of Records.......................................................................38

Article VII REPRESENTATIONS AND WARRANTIES.........................................................................38

         Section 7.01  Representations and Warranties of the Property Trustee and the Delaware Trustee.............38
         Section 7.02  Representations and Warranties of Sponsor...................................................39

Article VIII THE TRUSTEES..........................................................................................40

         Section 8.01  Certain Duties and Responsibilities.........................................................40
         Section 8.02  Notice of Defaults..........................................................................41
         Section 8.03  Certain Rights of Property Trustee..........................................................43
         Section 8.04  Not Responsible for Recitals or Issuance of Securities......................................45
         Section 8.05  May Hold Securities.........................................................................45
         Section 8.06  Compensation; Indemnity; Fees...............................................................46
         Section 8.07  Property Trustee Required; Eligibility of Trustees..........................................46
         Section 8.08  Conflicting Interests; Guarantee Described..................................................47
         Section 8.09  Resignation and Removal; Appointment of Successor...........................................47
         Section 8.10  Acceptance of Appointment by Successor......................................................49
         Section 8.11  Merger, Conversion, Consolidation or Succession to Business.................................50
         Section 8.12  Preferential Collection of Claims Against Sponsor or Trust..................................50
         Section 8.13  Reports by Property Trustee.................................................................50
         Section 8.14  Reports to the Property Trustee.............................................................51
         Section 8.15  Evidence of Compliance with Conditions Precedent............................................51
         Section 8.16  Number of Trustees..........................................................................51
         Section 8.17  Delegation of Power.........................................................................51
         Section 8.18  Appointment of Administrative Trustees......................................................52
         Section 8.19  Administrative Trustee Meetings.............................................................52
         Section 8.20  Outside Businesses..........................................................................53

Article IX TERMINATION, LIQUIDATION AND MERGER.....................................................................53

         Section 9.01  Dissolution upon Expiration Date............................................................53
         Section 9.02  Early Termination...........................................................................54
         Section 9.03  Termination.................................................................................54
         Section 9.04  Liquidation.................................................................................54
         Section 9.05  Mergers, Consolidations, Amalgamations or Replacements of the Trust.........................56

Article X MISCELLANEOUS PROVISIONS.................................................................................57

         Section 10.01 Limitation of Rights of Securityholders.....................................................57
         Section 10.02 Amendment...................................................................................57
         Section 10.03 Separability................................................................................58
         Section 10.04 Governing Law...............................................................................58
         Section 10.05 Payments Due on Non-Business Day............................................................59
         Section 10.06 Successors..................................................................................59
         Section 10.07 Headings....................................................................................59
         Section 10.08 Reports, Notices and Demands................................................................59
         Section 10.09 Trust Indenture Act; Conflict with Trust Indenture Act......................................60
         Section 10.10 Acceptance of Terms of Declaration, Guarantee and Indenture.................................60
         Section 10.11 Counterparts................................................................................61


EXHIBITS

Exhibit A  -  Common Securities Certificate

Exhibit B  -  Preferred Securities Certificate

Exhibit C  -  Notice of Conversion

                      FORD MOTOR COMPANY CAPITAL TRUST II*

                      Certain Sections of this Declaration
                      relating to Sections 310 through 318
                       of the Trust Indenture Act of 1939:

TRUST INDENTURE ACT SECTION                             DECLARATION SECTION
Section 310     (a)(1)                                         8.7

                (a)(2)                                         8.7

                (a)(4)                                         2.7(a)(ii)

                (b)                                            8.8

Section 311     (a)                                            8.12

                (b)                                            8.12

Section 312     (a)                                            5.7

                (b)                                            5.7

                (c)                                            5.7

Section 313     (a)                                            8.13(a)

                (c)                                            10.8

                (d)                                            8.13(c)

                (a)(4)                                         8.13(b)

                (b)                                            8.13(b)

Section 314     (a)                                            8.14

                (b)                                            Not Applicable

                (c)(1)                                         8.15

                (c)(2)                                         8.15

                (c)(3)                                        Not Applicable

                (d)                                           Not Applicable

                (e)                                           1.1, 8.15

Section 315     (a)                                           8.1(a), 8.3(a)

                (b)                                           8.2, 10.8

                (c)                                           8.1(a)

                (d)                                           8.1, 8.3

                (e)                                           Not Applicable

Section 316     (a)                                           Not Applicable

                (a)(1)(A)                                     Not Applicable

                (a)(1)(B)                                     Not Applicable

                (a)(2)                                        Not Applicable

                (b)                                           Not Applicable

                (c)                                           6.7

Section 317     (a)(1)                                        Not Applicable

                (b)                                           5.9

Section 318     (a)                                           10.10


*Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of the Declaration.

                  AMENDED AND RESTATED DECLARATION OF TRUST, dated as of January 30, 2002 among (i) Ford Motor Company, a Delaware corporation (including any successors or assigns, the "Sponsor"), (ii) JPMorgan Chase Bank, a New York corporation, as property trustee (in such capacity, the "Property Trustee" and, in its personal capacity and not in its capacity as Property Trustee, the "Bank"), (iii) Chase Manhattan Bank USA, National Association, a national banking association, as Delaware trustee (in such capacity, the "Delaware Trustee") and (iv) Peter Sherry, Jr., an individual, and Ann Marie Petach, an individual, each of whose address is c/o Ford Motor Company, One American Road, Dearborn, Michigan 48126, (each, an "Administrative Trustee" and, collectively, the "Administrative Trustees" and, collectively with the Property Trustee and Delaware Trustee, the "Trustees"). The Sponsor and the Trustees hereby agree as follows:

                              W I T N E S S E T H:

                  WHEREAS, the Sponsor, the Delaware Trustee and Douglas J. Cropsey and Louis J. Ghilardi, as administrative trustees, have heretofore duly declared and established a business trust pursuant to the Delaware Business Trust Act by the entering into a Declaration of Trust, dated as of November 30, 2001 (the "Original Declaration"), and by the execution and filing by the Delaware Trustee and Douglas J. Cropsey and Louis J. Ghilardi, as administrative trustees, with the Secretary of State of the State of Delaware of a certificate of trust, filed on November 30, 2001, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust (as defined herein) and investing the proceeds thereof in the Debentures (as defined herein);

                  WHEREAS, prior to the date hereof, by action of the Sponsor and as mutually agreed upon by the affected parties, Peter Sherry, Jr. and Ann Marie Petach were appointed as administrative trustees of the Trust in substitution of Douglas J. Cropsey and Louis J. Ghilardi;

                  WHEREAS, as of the date hereof, no interests in the Trust have been issued; and

                  WHEREAS, the Sponsor and the Trustees desire to amend and restate the Original Declaration in its entirety as set forth herein to provide for, among other things, (i) the issuance and sale of the Common Securities (as defined herein) by the Trust to the Sponsor, (ii) the issuance and sale of the Preferred Securities (as defined herein) by the Trust pursuant to the Underwriting Agreement (as defined herein) and (iii) the acquisition by the Trust from the Sponsor of all of the right, title and interest in the Debentures;

                  NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other party and for the benefit of the Holders (as defined herein) of the Preferred Securities, hereby amends and restates the Original Declaration in its entirety and agrees as follows:

                                   ARTICLE I

                                  DEFINED TERMS

                  Section 1.01 Definitions

                  For all purposes of this Declaration, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) unless the context otherwise requires, any reference to an "Article", "Section" or an "Exhibit" refers to an Article, Section or an Exhibit, as the case may be, of this Declaration; and

                  (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Declaration as a whole and not to any particular Article, Section or other subdivision.

                  "Act" has the meaning specified in Section 6.08.

                  "Additional Amount" means, with respect to Trust Securities of a given Liquidation Amount and a given period, the amount of Compounded Interest (as defined in the Debentures) paid by the Sponsor on a Like Amount of Debentures for such period.

                  "Additional Sums" means, with respect to the Trust Securities, the amount of Additional Sums (as defined in the Debentures) paid by the Sponsor on the Debentures.

                  "Administrative Trustee" means each of Peter Sherry, Jr. and Ann Marie Petach, each solely in her capacity as Administrative Trustee of the Trust continued hereunder and not in her individual capacity, or such Administrative Trustee's successor in interest in such capacity, or any successor in interest in such capacity, or any successor administrative trustee appointed as herein provided.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, provided, however that an Affiliate of the Sponsor shall not be deemed to include the Trust. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Certificate or beneficial interest therein, the rules and procedures of the Clearing Agency for such security, in each case to the extent applicable to such transaction and as in effect from time to time.

                  "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

                  "Bank" has the meaning specified in the preamble to this Declaration.

                  "Bankruptcy Event" means, with respect to any Person:

                  (a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (b) the institution by such Person of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

                  "Board of Directors" means either the board of directors of the Sponsor or any committee of that board duly authorized to act hereunder.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not (1) a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to remain closed or (2) a day on which the Corporate Trust Office of the Property Trustee or the corporate trust office of the Debenture Trustee is closed for business.

                  "Certificate Depository Agreement" means the Letter of Representations by the Trust and accepted by The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date, relating to the Preferred Securities Certificates, as the same may be amended and supplemented from time to time.

                  "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, that has been designated to act as depositary for the Preferred Securities pursuant to the Certificate Depository Agreement. The Depository Trust Company will be the initial Clearing Agency.

                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Closing Date" means a Time of Delivery (as defined in the Underwriting Agreement).

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit A.

                  "Common Securities Purchase Agreement" means the Common Securities Purchase Agreement, dated as of January 30, 2002, between the Trust and the Sponsor.

                  "Common Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount with respect to the assets of the Trust of $50 and having the rights provided therefor in this Declaration, including the right to receive Distributions and a Liquidation Distribution as provided herein.

                  "Common Stock" means common stock, $0.01 par value per share, of the Sponsor.

                  "Conversion Agent" has the meaning specified in Section
4.03(c).

                  "Conversion Date" has the meaning specified in Section
4.03(b).

                  "Conversion Price" has the meaning specified in Section
4.03(a).

                  "Corporate Trust Office" means the corporate trust office of the Property Trustee at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at 450 West 33rd Street, 14th Floor, New York, New York 10001, Attention:
Institutional Trust Services.

                  "Current Market Price", with respect to Common Stock, means, on any day, the closing sale price, regular way, on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the New York Stock Exchange, or, if Common Stock is not then listed or admitted to trading on the New York Stock Exchange on such day, the principal national securities exchange or quotation system on which Common Stock is quoted or listed or admitted to trading or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of Common Stock on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service or, if not so available in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors.

                  "Debenture Event of Default" means an "Event of Default" as defined in the Indenture.

                  "Debenture Purchase Agreement" means the Debenture Purchase Agreement, dated as of January 30, 2002, between the Trust and the Sponsor.

                  "Debenture Redemption Date" means, with respect to any Debentures to be redeemed under the Indenture, the date fixed for redemption thereof under the Indenture.

                  "Debenture Trustee" means the Person identified as the "Trustee" in the Indenture, solely in its capacity as Trustee pursuant to the Indenture and not in its individual capacity, or its successor in interest in such capacity, or successor Trustee appointed as provided in the Indenture.

                  "Debentures" means up to $5,154,639,176 aggregate principal amount of the Sponsor's 6.50% junior subordinated convertible debentures due January 15, 2032 issued pursuant to the Indenture.

                  "Declaration" means this Amended and Restated Declaration of Trust, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Declaration any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Declaration and any such modification, amendment or supplement, respectively.

                  "Definitive Preferred Securities Certificates" means either or both (as the context requires) of (a) Preferred Securities Certificates that are not Global Certificates issued in certificated, fully registered form as provided in Section 5.11(b) and (b) Preferred Securities Certificates that are not Global Certificates issued in certificated, fully registered form as provided in Section 5.13.

                  "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss.ss. 3801 et seq., as it may be amended from time to time.

                  "Delaware Trustee" means the Person identified as the "Delaware Trustee" in the preamble to this Declaration solely in its capacity as Delaware Trustee of the Trust continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware trustee appointed as herein provided.

                  "Direct Action" has the meaning specified in Section 6.08(e).

                  "Distribution Date" has the meaning specified in Section 4.01(a).

                  "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.01.

                  "Early Termination Event" has the meaning specified in Section 9.02.

                  "Event of Default" means the occurrence of a Debenture Event of Default, whatever the reason for such Debenture Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

                  "Expiration Date" has the meaning specified in Section 9.01.

                  "Global Certificate" means a Preferred Security Certificate that is registered in the Security Register in the name of a Clearing Agency or a nominee thereof.

                  "Guarantee" means the Guarantee Agreement executed and delivered by the Sponsor and JPMorgan Chase Bank, a New York corporation, as guarantee trustee, contemporaneously with the execution and delivery of this Declaration, for the benefit of the Holders of the Preferred Securities, as amended from time to time.

                  "Holder" means a Person in whose name a Trust Securities Certificate representing a Trust Security is registered, such Person being a beneficial owner within the meaning of the Delaware Business Trust Act.

                  "Indenture" means the Indenture, dated as of January 30, 2002 between the Sponsor and the Debenture Trustee, as amended or supplemented from time to time.

                  "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

                  "Like Amount" means (a) with respect to a redemption of any Trust Securities, Trust Securities having an aggregate Liquidation Amount equal to the principal amount of Debentures to be contemporaneously redeemed in accordance with the Indenture, the proceeds of which will be used to pay the applicable Redemption Price of such Trust Securities, (b) with respect to a distribution of Debentures to Holders of Trust Securities in connection with a dissolution or liquidation of the Trust, Debentures having a principal amount equal to the aggregate Liquidation Amount of the Trust Securities of the Holder to whom such Debentures are distributed, and (c) with respect to any distribution of Additional Amounts to Holders of Trust Securities, Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities in respect of which such distribution is made.

                  "Liquidation Amount" means an amount with respect to the assets of the Trust equal to $50 per Trust Security.

                  "Liquidation Date" means each date on which Debentures or cash are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Trust pursuant to Section 9.04(a).

                  "Liquidation Distribution" has the meaning specified in
Section 9.04(d).

                  "1940 Act" means the Investment Company Act of 1940, as amended.

                  "Notice of Conversion" means the notice given by a Holder of Trust Securities to the Conversion Agent directing the Conversion Agent to exchange such Trust Security for Debentures and to convert such Debentures into Common Stock on behalf of such Holder. Such notice is substantially in the form set forth in Exhibit C.

                  "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person or, if such Person is an individual, signed by such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                  (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                  (c) a statement that each officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee or the Sponsor, and who may be an employee of any thereof and who shall be reasonably acceptable to the Property Trustee. Any Opinion of Counsel delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                  (a) a statement that each individual signing the Opinion of Counsel has read the covenant or condition and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation undertaken by each individual in rendering the Opinion of Counsel;

                  (c) statement that each individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  "Optional Redemption Price" means, except as set forth below, with respect to the Preferred Securities, the following percentages of the Liquidation Amounts thereof, and accumulated and unpaid Distributions (including any Additional Amounts (to the extent not otherwise included)), if any, to the date fixed for redemption if redeemed during the twelve-month period commencing January 15, in each of the following years indicated:

                               Year                           Redemption Price
                               ----                           ----------------
                               2007                               103.26%
                               2008                               102.60%
                               2009                               101.96%
                               2010                               101.30%
                               2011                               100.66%
                               2012 and thereafter                100.00%

In the event of a redemption of Trust Securities upon the occurrence of a Special Event or upon the occurrence of a mandatory redemption (whether at maturity or upon acceleration of the Debentures), Trust Securities shall be redeemed at the redemption price of $50 per Trust Security and all accumulated and unpaid Distributions, if any to the date fixed for redemption.

                  "Original Declaration" has the meaning specified in the recitals to this Declaration.

                  "Outstanding", when used with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Declaration, except:

                  (a) Trust Securities theretofore canceled by the Security Registrar or delivered to the Security Registrar for cancellation or tendered for conversion;

                  (b) Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Trust Securities; provided that, if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Declaration; and

                  (c) Trust Securities which have been paid or in exchange for or in lieu of which other Trust Securities have been executed and delivered pursuant to Section 5.05;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Trust Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Trust Securities owned by the Sponsor, any Administrative Trustee or any Affiliate of the Sponsor or any Administrative Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Trust Securities that an officer of such Trustee involved in the administration of this Declaration actually knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the Outstanding Trust Securities are owned by the Sponsor, one or more of the Administrative Trustees and/or any such Affiliate. Trust Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Security Registrar the pledgee's right so to act with respect to such Trust Securities and that the pledgee is not the Sponsor, any Administrative Trustee or any Affiliate of the Sponsor or any Administrative Trustee.

                  "Owner" means each Person who is the beneficial owner of Preferred Securities as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

                  "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.09.

                  "Payment Account" means a segregated non-interest bearing trust account maintained by the Property Trustee with the Bank in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Debentures will be held and from which the Property Trustee shall make payments to the Securityholders in accordance with Section 4.01. The Payment Account shall be an account that is maintained with a banking institution (which may be the Property Trustee) the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act.

                  "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

                  "Preferred Securities Certificate" means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit B.

                  "Preferred Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount with respect to the assets of the Trust of $50 and having the rights provided therefor in this Declaration, including the right to receive Distributions and a Liquidation Distribution as provided herein.

                  "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee" in the preamble to this Declaration solely in its capacity as Property Trustee of the Trust heretofore formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

                  "Redemption Date" means, with respect to any Trust Security to be redeemed, each Debenture Redemption Date.

                  "Redemption Price" means, with respect to any Trust Security, $50 per Trust Security, plus accumulated and unpaid Distributions (including any Additional Amounts) to the date of redemption.

                  "Relevant Trustee" has the meaning specified in Section
8.09(a).

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 5.04.

                  "Securityholder" has the same meaning as "Holder."

                  "Special Event" means a Tax Event or an Investment Company Event (each as set forth in the Debentures).

                  "Sponsor" has the meaning specified in the preamble to this Declaration.

                  "Successor Delaware Trustee" has the meaning specified in
Section 8.09(c).

                  "Successor Property Trustee" has the meaning specified in
Section 8.09(b).

                  "Successor Securities" has the meaning specified in Section 9.05.

                  "Trust" means the Delaware business trust continued hereby and identified on the cover page of this Declaration.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as amended and in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trust Property" means (a) the Debentures, (b) any cash on deposit in, or owing to, the Payment Account and (c) all proceeds and rights in respect of the foregoing to be held by the Property Trustee pursuant to the terms of this Declaration for the benefit of the Securityholders.

                  "Trust Securities Certificate" means any one of the Common Securities Certificates, the Global Certificates or the Preferred Securities Certificates.

                  "Trust Security" means any one of the Common Securities or the Preferred Securities.

                  "Trustees" has the meaning specified in the preamble to this Declaration.

                  "Underwriting Agreement" means the Underwriting Agreement dated as of January 24, 2002 for the offering and sale of the Preferred Securities.

                                   ARTICLE II

                           ESTABLISHMENT OF THE TRUST

                  Section 2.01 Name

                  The Trust continued by this Declaration shall be known as "Ford Motor Company Capital Trust II," as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the other Trustees. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

                  Section 2.02 Office of the Delaware Trustee; Principal Place of Business

                  The address of the Delaware Trustee in the State of Delaware is c/o JPMorgan Chase, 500 Stanton Christiana Road, Floor 3/OPS4, Newark, Delaware 19713, Attention: Institutional Trust Services, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Securityholders and the Sponsor. The principal executive office of the Trust is c/o Ford Motor Company, One American Road, Dearborn, Michigan 48126.

                  Section 2.03 Organizational Expenses

                  The Sponsor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Sponsor shall make no claim upon the Trust Property for the payment of such expenses.

                  Section 2.04 Issuance of the Preferred Securities

                  On January 24, 2002, the Sponsor, both on its own behalf and on behalf of the Trust, pursuant to the Original Declaration, executed and delivered the Underwriting Agreement, which action is hereby ratified and confirmed on behalf of the Trust. The Administrative Trustees shall, on behalf of the Trust, issue Preferred Securities having such terms as are set forth in this Declaration. On the Closing Date, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 5.02 one or more permanent Global Certificates in definitive, fully registered form which shall be delivered to the Clearing Agency or a nominee thereof or a custodian therefor and registered in the name of the Clearing Agency or a nominee thereof, in an aggregate amount sold as provided in the Underwriting Agreement, against receipt of the purchase price of such Preferred Securities of $50 per Preferred Security, which amount the Administrative Trustees shall promptly deliver to the Property Trustee. The number of Preferred Securities represented by a Global Certificate may from time to time be increased or decreased by adjustments made on the records of the Property Trustee, as Security Registrar, whereupon the Property Trustee, in accordance with Applicable Procedures, shall instruct the Clearing Agency or its authorized representative to make a corresponding adjustment to its records as hereinafter provided.

                  Section 2.05 Subscription and Purchase of Debentures; Issuance of the Common Securities

                  On the Closing Date, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 5.02 and deliver to the Sponsor a single Common Securities Certificate registered in the name of the Sponsor, in the aggregate amount acquired by the Sponsor on the Closing Date pursuant to the Common Securities Purchase Agreement against receipt of the purchase price of such Common Securities from the Sponsor in the amount of $50 per Common Security, which amount the Administrative Trustees shall promptly deliver to the Property Trustee. In the event the purchase price for the Common Securities acquired by the Sponsor on the Closing Date as herein provided is not an integral multiple of $50, a fractional Common Security will be issued. Contemporaneously therewith, the Administrative Trustees, on behalf of the Trust, shall on the Closing Date subscribe to and purchase from the Sponsor the Debentures, registered in the name of the Property Trustee (in its capacity as such) and having an aggregate principal amount equal to the aggregate Liquidation Amount of Preferred Securities and Common Securities acquired on the Closing Date and, in satisfaction of the purchase price for such Debentures, the Property Trustee, on behalf of the Trust, shall deliver to the Sponsor the sum of the amounts delivered on the Closing Date to the Property Trustee pursuant to
(i) the third sentence of Section 2.04, and (ii) the first sentence of this
Section 2.05.

                  Section 2.06 Declaration of Trust

                  The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Debentures, (b) to distribute the Trust's income as provided in this Declaration and (c) to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust. The Sponsor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent expressly set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Administrative Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Business Trust Act and shall not be entitled to exercise any powers or have any of the duties and responsibilities of the Administrative Trustees or the Property Trustee described in this Declaration.

                  Section 2.07 Authorization to Enter into Certain Transactions.

                  (a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Declaration. Subject to the limitations set forth in Section 2.06 and paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Trustees shall have the exclusive power, duty and the authority to cause the Trust to engage in the following activities:

                      (i) As among the Trustees, each Administrative Trustee (and no other Trustee) shall have the power and authority to act on behalf of the Trust, acting alone or jointly, with respect to the following matters:

                          (A) to issue and sell the Trust Securities, provided,
                  however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided, further, that there shall be no interests in the Trust other than the Trust Securities, and the issuance of Trust Securities shall be limited to simultaneous issuances of both Preferred Securities and Common Securities on the Closing Date in accordance with the provisions of the Underwriting Agreement and the Common Securities Purchase Agreement subject to the issuance of Trust Securities pursuant to Section 5.05 and Successor Securities pursuant to Section 9.05;

                          (B) to cause the Trust to enter into, and to execute,
                  deliver and perform on behalf of the Trust, the Common Securities Purchase Agreement, the Certificate Depository Agreement and the Debenture Purchase Agreement;

                          (C) to assist in the registration of the Preferred
                  Securities under the Securities Act, and under state securities or blue sky laws, and the qualification of this Declaration as a trust indenture under the Trust Indenture Act;

                          (D) to assist in the listing of the Preferred
                  Securities upon such securities exchange or exchanges as shall be determined by the Sponsor and the registration of the Preferred Securities under the Securities Exchange Act of 1934, as amended, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing (only to the extent that such listing or registration is requested by the Sponsor);

                          (E) to appoint a Paying Agent, a Security Registrar
                  and an authenticating agent in accordance with this Declaration;

                          (F) to the extent provided in this Declaration, to
                  wind up the affairs of and liquidate the Trust and prepare, execute and file the certificate of cancellation with the Secretary of State of the State of Delaware;

                          (G) to execute and deliver letters, documents or
                  instruments with the Clearing Agency relating to the Preferred Securities;

                          (H) to obtain a CUSIP number for the Preferred
                  Securities;

                          (I) to establish a record date with respect to all
                  actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, and redemptions and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

                          (J) to bring or defend, pay, collect, compromise,
                  arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust, unless pursuant to the terms of this Declaration, the Property Trustee has the exclusive power to take such action;

                          (K) to employ or otherwise engage employees and agents
                  (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

                          (L) to give the certificate required by Section
                  314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

                          (M) to incur expenses that are necessary or incidental
                  to carry out any of the purposes of the Trust;

                          (N) to execute all documents or instruments, perform
                  all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing; and

                          (O) to take any action incidental to the foregoing as
                  the Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Declaration including, but not limited to:

                              (I) causing the Trust not to be deemed to be an
                          "investment company" required to be registered under the 1940 Act;

                              (II) causing the Trust to be classified for United
                          States federal income tax purposes as a grantor trust; and

                              (III) cooperating with the Sponsor to ensure that
                          the Debentures will be treated as indebtedness of the Sponsor for United States federal income tax purposes; provided that such action does not adversely affect in any material respect the interests of Securityholders except as otherwise provided in Section 10.02(a).

                     (ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust only with respect to the following matters:

                          (A) the establishment and maintenance of the Payment
                  Account;

                          (B) the receipt of and taking legal title to the
                  Debentures;

                          (C) the collection of interest, principal and any
                  other payments made in respect of the Debentures in the Payment Account;

                          (D) the distribution from the Trust Property of
                  amounts owed to the Securityholders in respect of the Trust Securities;

                          (E) the exercise of all of the rights, powers and
                  privileges of a holder of the Debentures;

                          (F) the sending of notices of default, other notices
                  and other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with this Declaration;

                          (G) the distribution of the Trust Property in
                  accordance with the terms of this Declaration;

                          (H) to the extent provided in this Declaration, the
                  winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                          (I) after an Event of Default, the taking of any
                  action incidental to the foregoing as is necessary or advisable or as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder);

                          (J) subject to this Section 2.07(a)(ii), the Property
                  Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in
                  Section 2.07(a)(i); and

                          (K) to act as Paying Agent and/or Security Registrar
                  to the extent appointed as such hereunder.

                  (b) So long as this Declaration remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trust shall not, and the Trustees shall not and shall cause the Trust not to (i) invest any proceeds received by the Trust from holding the Debentures (rather, the Trustees shall distribute all such proceeds to the Securityholders pursuant to the terms of this Declaration and the Trust Securities), acquire any investments or engage in any activities not authorized by this Declaration, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take any action that would cause the Trust to fail or cease to qualify as a "grantor trust" for United States federal income tax purposes, (iv) make any loans or incur any indebtedness for borrowed money or issue any other debt, (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property, (vi) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Trust Securities in any way whatsoever except as permitted by the terms of this Declaration, or (vii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities. The Administrative Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

                  (c) In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following actions (and any actions taken by the Sponsor in furtherance of the following prior to the date of this Declaration are hereby ratified and confirmed in all respects):

                      (i) to file with the Commission and to execute on behalf of the Trust a registration statement on the appropriate form in relation to the Preferred Securities, including any amendments thereto;

                      (ii) to determine the states and foreign jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by or on behalf of the Trust, and advise the Trustees of actions they must take on behalf of the Trust, and prepare for execution and filing any documents to be executed and filed by the Trust or on behalf of the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such states and foreign jurisdictions;

                      (iii) to the extent necessary, to prepare for filing by the Trust with the Commission and to execute on behalf of the Trust a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, including any amendments thereto;

                      (iv) to prepare for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Preferred Securities; and

                      (v) any other actions necessary or incidental to carry out any of the foregoing activities.

                  (d) Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the 1940 Act, or taxed as a corporation for United States federal income tax purposes and so that the Debentures will be treated as indebtedness of the Sponsor for United States federal income tax purposes. In this connection, the Sponsor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the certificate of trust or this Declaration, that each of the Sponsor and the Administrative Trustees determines in their discretion to be necessary or desirable for such purposes, so long as such action does not adversely affect in any material respect the interests of the Holders of the Preferred Securities except as otherwise provided in Section 10.02(a).

                  Section 2.08 Assets of the Trust

                  The assets of the Trust shall consist of only the Trust Property.

                  Section 2.09 Title to Trust Property

                  Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Trust and the Securityholders in accordance with this Declaration. Each Securityholder shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

                  Section 2.10 Responsibilities of the Sponsor

                  (a) In connection with the issue and sale of the Preferred Securities, the Sponsor is hereby appointed an agent of the Trust pursuant to
Section 3806(b)(7) of the Business Trust Act and in such capacity shall have the exclusive right and responsibility to engage in the following activities:

                      (i) to prepare a prospectus relating to the offering of Preferred Securities by the Trust and to prepare for filing by the Trust with the Commission, and execute on behalf of the Trust, a registration statement on Form S-3 or on another appropriate form (including, if appropriate, a registration statement under Rule 462(b) of the Securities Act) and any pre-effective or post-effective amendments thereto, relating to the registration under the Securities Act of the Preferred Securities;

                      (ii) to determine the states in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such states;

                      (iii) to negotiate the terms of, and execute on behalf of the Trust, the Underwriting Agreement providing for the sale of the Preferred Securities; and

                      (iv) to execute and deliver letters, documents or instruments on behalf of the Trust with any Clearing Agency.

                  (b) The Sponsor must exercise the powers set forth in this
Section 2.10 in a manner that is consistent with the purposes and functions of the Trust set out in Section 2.06, and the Sponsor shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in
Section 2.06.

                  (c) Subject to this Section 2.10, the Sponsor shall have none of the powers or the authority of the Property Trustee set forth in Article VIII.

                  Section 2.11 Certain Covenants of the Sponsor

                  (a) On the Closing Date, the Sponsor will purchase all of the Common Securities issued by the Trust that shall represent an aggregate Liquidation Amount of no less than 3% of the aggregate Liquidation Amount of the Trust Securities being purchased on the Closing Date;

                  (b) The Sponsor shall maintain directly or indirectly 100% ownership of the Common Securities, provided that certain successors that are permitted by the Indenture may succeed to the Sponsor's ownership of the Common Securities; and

                  (c) The Sponsor will use its reasonable efforts, consistent with the terms and provisions of this Declaration, to cause the Trust to remain classified as a grantor trust and not as an association taxable as a corporation for United States federal income tax purposes.

                  Section 2.12 Guarantee of Payment of Trust Obligations

                  (a) Subject to the terms and conditions of this Section 2.12, the Sponsor, in its capacity as Sponsor and not as a Holder, hereby irrevocably and unconditionally guarantees to each Person to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment, when and as due, of any and all costs, expenses or liabilities of the Trust (other than obligations of the Trust to make payments to holders of a Trust Security pursuant to the terms thereof) ("Obligations") to such Beneficiaries. The Sponsor, in its capacity as Sponsor and not as a Holder, shall pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

                  (b) The agreement of the Sponsor in Section 2.12(a) is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

                  (c) The agreement of the Sponsor set forth in Section 2.12(a) shall terminate and be of no further force and effect upon the later of (a) the date on which full payment has been made of all amounts payable to all Holders of all the Preferred Securities (whether upon redemption, liquidation, exchange or otherwise) and (b) the date on which there are no Beneficiaries remaining; provided, however, that such agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any Holder of Preferred Securities or any

Beneficiary must restore payment of any sums paid under the Preferred Securities, under any Obligation, under the Guarantee or under this Declaration for any reason whatsoever. Such agreement is continuing, irrevocable, unconditional and absolute.

                  Section 2.13 Execution of Documents

                   Unless otherwise determined by the Sponsor or the Administrative Trustees, and except as otherwise required by the Delaware Business Trust Act, the Trust Indenture Act or this Declaration, any Administrative Trustee is authorized to execute on behalf of the Trust any documents that the Administrative Trustees have the power and authority to execute pursuant to this Declaration.

                                  ARTICLE III

                                 PAYMENT ACCOUNT

                  Section 3.01 Payment Account

                  (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. Except as set forth in Section 5.09 hereof, the Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Declaration. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

                  (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                   ARTICLE IV

                 DISTRIBUTIONS; REDEMPTION; EXCHANGE; CONVERSION

                  Section 4.01 Distributions

                  (a) Distributions on the Trust Securities shall be cumulative, and shall accrue from the date of original issuance, or the most recent Distribution Date (as defined herein) and, except in the event that the Sponsor exercises its right to defer the payment of interest on the Debentures pursuant to the Debentures, shall be payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, commencing on April 15, 2002 (which dates correspond to the interest payment dates on the Debentures), when, as and if available for payment by the Property Trustee, as further described in
Section 4.01(c). In the event that the Sponsor exercises its right to defer the payment of interest on the Debentures pursuant to the Debentures, Distributions on the Trust Securities shall be deferred for a corresponding period and shall be payable in arrears on the date of the corresponding interest payment on the Debentures, when, as and if available for payment by the Property Trustee, as further described in Section 4.01(c). If any date on which Distributions are otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distributions shall be made on the next succeeding day which is a Business Day (and no interest shall accrue for the period from and after such date until the next succeeding Business Day) with the same force and effect as if made on such date (each date on which Distributions are payable in accordance with this Section 4.01(a), a "Distribution Date").

                  (b) The Trust Securities represent undivided beneficial interests in the Trust Property, and the Distributions on the Trust Securities shall be payable at a rate of 6.50% per annum of the Liquidation Amount of the Trust Securities, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. The amount of Distributions payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. For periods less than a full month, Distributions shall reflect interest on Debentures computed on the basis of the actual number of elapsed days based on a 360-day year. The amount of Distributions payable for any period shall include the Additional Amounts, if any.

                  (c) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

                  (d) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Security Register for the Trust Securities on the relevant record date, which shall be the date which is the fifteenth day (whether or not a Business Day) next preceding such Distribution Date.

                  Section 4.02 Optional Redemption, Mandatory Redemption and Special Event Redemption

                  (a) Upon an optional redemption of Debentures, the proceeds from such redemption shall be applied to redeem Trust Securities having an aggregate Liquidation Amount equal to the aggregate principal amount of the Debentures so redeemed by the Sponsor at the Optional Redemption Price. Upon a Special Event redemption or a mandatory redemption (whether at maturity or upon acceleration of the Debentures) of Debentures, the proceeds from such redemption shall be applied to redeem Trust Securities having an aggregate Liquidation Amount equal to the aggregate principal amount of the Debentures so redeemed by the Sponsor, at the Redemption Price.

                  (b) Notice of redemption (which notice will be irrevocable) shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to the Sponsor and each Holder of Trust Securities to be redeemed, at such Holder's address as it appears in the Security Register. All notices of redemption shall state:

                      (i) the Redemption Date;

                      (ii) the Redemption Price or the Optional Redemption Price, as the case may be;

                      (iii) the CUSIP number;

                      (iv) if less than all of the Outstanding Trust Securities are to be redeemed, the identification and the aggregate Liquidation Amount of the particular Trust Securities to be redeemed;

                      (v) (A) that a Holder of Preferred Securities who desires to convert such Preferred Securities called for redemption must satisfy the requirements for conversion contained in Section 4.03 below and (B) the Conversion Price;

                      (vi) that, on the Redemption Date, the Redemption Price or the Optional Redemption Price, as the case may be, will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accrue on and after said date; and

                      (vii) the place or places where such Trust Securities are to be surrendered for payment of the Redemption Price or the Optional Redemption Price, as the case may be.

                  (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price or the Optional Redemption Price, as the case may be, with the proceeds from the contemporaneous redemption of Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price or the Optional Redemption Price, as the case may be, shall be payable on each Redemption Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price or the Optional Redemption Price, as the case may be. The Property Trustee shall be fully protected and shall not incur any liability in making any overpayment or excess deposit with the Clearing Agency on any Redemption Date which may arise as a result of the election by a Holder to convert Trust Securities in accordance with Section 4.03 below.

                  (d) If the Property Trustee gives a notice of redemption pursuant to Section 4.02(b) in respect of any Preferred Securities, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.02(c), the Property Trustee will irrevocably deposit with the Paying Agent for the Preferred Securities funds sufficient to pay the applicable Redemption Price or Optional Redemption Price, as the case may be, on such Preferred Securities and will give the Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price or the Optional Redemption Price, as the case may be, to the Clearing Agency or, if the Preferred Securities are no longer in book-entry only form, to the Holders thereof upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Security Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then, upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption will cease, except the right of such Securityholders to receive the Redemption Price or the Optional Redemption Price, as the case may be, but without interest on such Optional Redemption Price or Redemption Price, and such Trust Securities will cease to be Outstanding. In the event that any date on which any Redemption Price or the Optional Redemption Price, as the case may be, is payable is not a Business Day, then payment of the Redemption Price or the Optional Redemption Price, as the case may be, payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date.

                  (e) If less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated on a pro rata basis (based on Liquidation Amounts) among the Common Securities and the Preferred Securities that are to be redeemed. The particular Preferred Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption, by lot or by such other method as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $50 or an integral multiple of $50 in excess thereof) of the Liquidation Amount of the Preferred Securities. The Property Trustee shall promptly notify the Security Registrar and the Conversion Agent in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed; it being understood that, in the case of Preferred Securities registered in the name of and held of record by the Clearing Agency (or any successor) or any nominee of the Clearing Agency or any successor, the distribution of the proceeds of such redemption will be made in accordance with the procedures of the Clearing Agency or its nominee. For all purposes of this Declaration, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the aggregate Liquidation Amount of Preferred Securities which has been or is to be redeemed. In the event of any redemption in part, the Trust shall not be required to (i) issue, register the transfer of or exchange any Preferred Security during a period beginning at the opening of business 15 days before any selection for redemption of Preferred Securities and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all holders of Preferred Securities to be so redeemed or (ii) register the transfer of or exchange any Preferred Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Preferred Securities being redeemed in part.

                  Section 4.03 Conversion

                  The Holders of Trust Securities, subject to the limitations set forth in this Section, shall have the right at any time prior to the close of business on January 15, 2032 (or, in the case of Trust Securities called for redemption, prior to the close of business on the Business Day prior to the Redemption Date), at their option, to cause the Conversion Agent to convert Trust Securities, on behalf of the converting Holders, into shares of Common Stock in the manner described herein on and subject to the following terms and conditions:

                  (a) The Trust Securities will be convertible into fully paid and nonassessable shares of Common Stock pursuant to the Holder's direction to the Conversion Agent to exchange such Trust Securities for a Like Amount of the Debentures, and immediately convert such amount of Debentures into fully paid and nonassessable shares of Common Stock at the conversion rate then applicable to the Debentures after taking account of any adjustments to such rate provided for in the Debentures (as so adjusted, the "Conversion Price").

                  (b) In order to convert Trust Securities into Common Stock, the Holder of such Trust Securities shall submit to the Conversion Agent an irrevocable Notice of Conversion to convert Trust Securities on behalf of such Holder, together, if the Trust Securities are in certificated form, with such certificates. The Notice of Conversion shall (x) set forth the number of Trust Securities to be converted and the name or names, if other than the Holder, in which the shares of Common Stock should be issued and (y) direct the Conversion Agent (a) to exchange such Trust Securities for a portion of the Debentures held by the Property Trustee (at the rate of exchange specified in the preceding paragraph (a)) and (b) to immediately convert such Debentures, on behalf of such Holder, into Common Stock (at the conversion rate specified in the preceding paragraph (a)). The Conversion Agent shall notify the Property Trustee in writing of the Holder's election to exchange Trust Securities for a portion of the Debentures held by the Property Trustee and the Property Trustee shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section. The Conversion Agent shall thereupon notify the Sponsor of the Holder's election to convert such Debentures into shares of Common Stock. Holders of Trust Securities at the close of business on a Distribution payment record date will be entitled to receive the Distribution paid on such Trust Securities on the corresponding Distribution Date notwithstanding the conversion of such Trust Securities following such record date but prior to such Distribution Date; provided, however, that each Holder of Trust Securities to be exchanged for Debentures to be converted into Common Stock (other than a Trust Security called for redemption on a Redemption Date occurring after such record date and prior to such Distribution Date) shall deliver to the Property Trustee, for subsequent payment to the Conversion Agent in connection with the exchange and conversion of such Trust Securities, an amount equal to such Distribution payable on such Trust Securities on such Distribution Date. The Property Trustee shall have no liability to any Person with respect to the failure by any Holder of a Trust Security to deliver such amount to the Property Trustee. Except as provided above, neither the Trust nor the Sponsor will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions whether or not in arrears accrued on the Trust Securities surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Common Stock issued upon such conversion. Trust Securities shall be deemed to have been converted immediately prior to the close of business on the day on which an irrevocable Notice of Conversion relating to such Trust Securities is received by the Conversion Agent in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive the Common Stock issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Common Stock on the Conversion Date, unless the stock transfer books of the Sponsor shall be closed on the Conversion Date in which event such Person or Persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open. As promptly as practicable on or after the Conversion Date, the Sponsor shall issue and deliver, or shall cause to be issued and delivered, at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share pursuant to Section 4.03(d) to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the Notice of Conversion, and the Conversion Agent shall distribute such certificate or certificates and cash to such Person or Persons.

                  (c) The Sponsor initially appoints EquiServe Trust Company, N.A., not in its individual capacity but solely as conversion agent (the "Conversion Agent"), for the purpose of effecting the conversion of Trust Securities in accordance with this Section 4.03. In effecting the conversion and transactions described in this Section 4.03, the Conversion Agent shall be acting as agent of the Holders of Trust Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized to (i) exchange Trust Securities from time to time for Debentures held by the Trust in connection with the conversion of such Trust Securities in accordance with this Section and (ii) convert all or a portion of the Debentures into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Section 4.03 and to deliver to the Property Trustee any new Debenture or Debentures for any resulting unconverted principal amount delivered to the Conversion Agent by the Debenture Trustee.

                  (d) No fractional shares of Common Stock will be issued as a result of conversion, but, in lieu thereof, such fractional interest will be paid in cash by the Sponsor to the Conversion Agent in an amount equal to the Current Market Price of the fractional share of the Common Stock, and the Conversion Agent will in turn make such payment to the Holder or Holders of Trust Securities so converted.

                  (e) Nothing in this Section 4.03 shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Trust Securities or as set forth in this Agreement or otherwise required of the Property Trustee or by law or the Trust to pay any amounts on account of such withholdings.

                  Section 4.04 Subordination of Common Securities

                  Payment of Distributions (including Additional Amounts, if applicable) on, and the Redemption Price (or the applicable Optional Redemption Price) of, the Trust Securities, as applicable, shall be made pro rata based on the Liquidation Amount of such Trust Securities; provided, however, that if on any Distribution Date or Redemption Date an Event of Default shall have occurred and be continuing, (i) no payment of any Distribution (including Additional Amounts, if applicable) on, or the Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts, if applicable) on all Outstanding Preferred Securities for all

Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price (or the applicable Optional Redemption Price) the full amount of such Redemption Price (or applicable Optional Redemption Price) on all Outstanding Preferred Securities then called for redemption, shall have been made or provided for, and (ii) all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (or the applicable Additional Amounts, if applicable) on, or the Redemption Price (or the applicable Optional Redemption Price) of, Preferred Securities then due and payable.

                  Section 4.05 Payment Procedures

                  Payments in respect of the Preferred Securities shall be made by (i) check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register, (ii) wire transfer of immediately available funds to an account maintained by the Person entitled thereto as specified in the Security Register or (iii), if the Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds, in accordance with the Certificate Depository Agreement, on the applicable Distribution Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities.

                  Section 4.06 Tax Returns and Reports

                  The Administrative Trustees shall prepare (or cause to be prepared), at the Sponsor's expense, and file (or cause to be filed) all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustees shall (a) prepare and file (or cause to be prepared or filed) Form 1041 or the appropriate Internal Revenue Service form required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder a Form 1099 or the appropriate Internal Revenue Service form required to be furnished to such Securityholder or the information required to be provided on such form. The Administrative Trustees shall provide (or cause to be provided) the Sponsor and the Property Trustee with a copy of all such returns, reports and schedules promptly after such filing or furnishing. The Trustees shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding (but not by the amount of any liability imposed on the Trust as withholding agent).

                  Section 4.07 Payment of Taxes, Duties, Etc. of the Trust

                  Upon receipt under the Debentures of Additional Sums, the Property Trustee, upon receipt of written notice and direction from the Sponsor or the Administrative Trustees, shall promptly pay from such Additional Sums any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes), as indicated in such notice, imposed on the Trust by the United States or any other taxing authority.

                  Section 4.08 Payments under Indenture

                  Any amount payable hereunder to any Holder of Preferred Securities (and any Owner with respect thereto) shall be reduced by the amount of any corresponding payment such Holder (or Owner) has directly received pursuant to the Indenture in accordance with the terms of Section 6.08 hereof.

                                   ARTICLE V

                          TRUST SECURITIES CERTIFICATES

                  Section 5.01 Initial Ownership

                  Upon the formation of the Trust and until the issuance of the Trust Securities, and at any time during which no Trust Securities are Outstanding, the Sponsor shall be the sole beneficial owner of the Trust.

                  Section 5.02 The Trust Securities Certificates

                  The Preferred Securities Certificates shall be issued in minimum denominations of $50 Liquidation Amount and integral multiples of $50 in excess thereof, and the Common Securities Certificates shall be issued in denominations of $50 Liquidation Amount and integral multiples thereof (provided that if a fractional Common Security is issued pursuant to Section 2.05, a Common Securities Certificate will be issued that will represent such fractional Common Security). The consideration received by the Trust for the issuance of the Trust Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust. The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee and the Preferred Securities Certificates shall be authenticated by the Property Trustee. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Declaration, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.04.

                  Section 5.03 Delivery of Trust Securities Certificates

                  (a) On the Closing Date, the Administrative Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.04 and 2.05, to be executed on behalf of the Trust and delivered, without further corporate action by the

Sponsor, in authorized denominations. A Common Securities Certificate shall not be valid until executed by at least one Administrative Trustee. A Preferred Securities Certificate shall not be valid until executed by at least one Administrative Trustee and authenticated by the manual signature of an authorized signatory of the Property Trustee. The manual signature of the Property Trustee shall be conclusive evidence that the Preferred Securities Certificate has been authenticated under this Declaration. Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate the Preferred Securities Certificates for original issue. The signature of any Administrative Trustee on the Trust Securities Certificates may be manual or facsimile.

                  (b) The Property Trustee may appoint an authenticating agent reasonably acceptable to the Administrative Trustees to authenticate Preferred Securities Certificates. An authenticating agent may authenticate Preferred Securities Certificates whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate with respect to the authentication of Preferred Securities.

                  Section 5.04 Registration of Transfer and Exchange of Preferred Securities; Restrictions on Transfer

                  (a) The Administrative Trustees shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.08, a register or registers for the purpose of registering Trust Securities Certificates and transfers and exchanges of Preferred Securities Certificates (herein referred to as the "Securities Register") in which the registrar designated by the Administrative Trustees (the "Securities Registrar"), subject to such reasonable regulations as they may prescribe, shall provide for the registration of Preferred Securities Certificates and Common Securities Certificates (subject to
Section 5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates as herein provided. EquiServe Trust Company, N.A. shall be the initial Security Registrar. Subject to the other provisions of this Declaration regarding restrictions on transfer, upon surrender for registration of transfer of any Preferred Security Certificate at an office or agency of the Security Registrar designated pursuant to Section 5.08 for such purpose, an Administrative Trustee shall execute, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities Certificates of any authorized denominations and of a like aggregate principal amount. At the option of the Holder, and subject to the other provisions of this
Section 5.04, Preferred Securities Certificates may be exchanged for other Preferred Securities Certificates of any authorized denomination and of a like Liquidation Amount, upon surrender of the Preferred Securities Certificates to be exchanged at any such office or agency. Whenever any Preferred Securities Certificates are so surrendered for exchange, an Administrative Trustee shall execute, and the Property Trustee shall authenticate and deliver, the Preferred Securities Certificates which the Holder making the exchange is entitled to receive.

                  All Preferred Securities Certificates issued upon any registration of transfer or exchange of Preferred Securities Certificates shall be the valid obligations of the Trust, evidencing the same rights, and entitled to the same benefits under this Declaration, as the Preferred Securities Certificates surrendered upon such registration of transfer or exchange.

                  Every Preferred Security Certificate presented or surrendered for registration of transfer or for exchange shall (if so requested by the Administrative Trustees or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees and the Security Registrar duly executed, by the Holder thereof or such Holder's attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Security Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates.

                  The Property Trustee shall only authenticate Preferred Security Certificates delivered to it by authorized officers of the Security Registrar or an Administrative Trustee specifically for authentication at such time or upon the written order of an Administrative Trustee. The Property Trustee shall be fully protected and shall incur no liability for authenticating any Preferred Security Certificate delivered to it for authentication as aforesaid or in accordance with a written order of an Administrative Trustee.

                  (b) Notwithstanding any other provision of this Declaration or the Preferred Securities, transfers and exchanges of Preferred Securities Certificates and beneficial interests in a Global Certificate of the kinds specified in this Section 5.04(b) shall be made only in accordance with this
Section 5.04(b).

                      (i) Non-Global Certificate to Global Certificate. If the Holder of a Preferred Securities Certificate (other than a Global Certificate) wishes at any time to transfer all or any portion of such Preferred Securities Certificate to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Global Certificate, such transfer may be effected only in accordance with the provisions of this Section 5.4(b)(i) and Section 5.13 and subject to the Applicable Procedures. Upon receipt by the Security Registrar of
         (A) such Preferred Securities Certificate and instructions satisfactory to the Security Registrar directing that a beneficial interest in the Global Certificate of a specified number of Preferred Securities not greater than the number of Preferred Securities represented by such Preferred Securities Certificate be credited to a specified Clearing Agency Participant's account, then the Security Registrar shall cancel such Preferred Securities Certificate (and issue a new Preferred Securities Certificate in respect of any untransferred portion thereof) and increase the aggregate Liquidation Amount of the Global Certificate by the Liquidation Amount represented by such Preferred Securities so transferred as provided in Section 5.11; provided that if a Global Certificate is not then outstanding, an Administrative Trustee on behalf of the Trust may issue and the Property Trustee may authenticate a new Global Certificate equal to the principal amount of such Definitive Preferred Securities Certificates to be so exchanged as provided in Section 5.11.

                      (ii) Non-Global Certificate to Non-Global Certificate. A Preferred Securities Certificate that is not a Global Certificate may be transferred, in whole or in part, to a Person who takes delivery in the form of another Preferred Securities Certificate that is not a Global Certificate as provided in
         Section 5.04(a).

                      (iii) Global Certificate to Non-Global Certificate. A beneficial interest in a Global Certificate may be exchanged for a Preferred Securities Certificate that is not a Global Certificate only as provided in Section 5.11.

                  Section 5.05 Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates

                  If (a) any mutilated Trust Securities Certificate shall be surrendered to the Security Registrar, or if the Security Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Security Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustees, or any one of them, on behalf of the Trust shall execute and make available for authentication, where applicable, and delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Security Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicative Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

                  Section 5.06 Persons Deemed Securityholders

                  The Property Trustee and the Security Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Security Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and neither the Property Trustee nor the Security Registrar shall be bound by any notice to the contrary.

                  Section 5.07 Access to List of Securityholders' Names and Addresses

                  The Administrative Trustees or the Sponsor shall furnish or cause to be furnished (unless the Property Trustee is acting as Security Registrar with respect to the Trust Securities under the Declaration) a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Securityholders as of the most recent record date (a) to the Property Trustee, quarterly at least 5 Business Days before each Distribution Date, and (b) to the Property Trustee, within 30 days after receipt by the Sponsor of a request therefor from the Property Trustee in order to enable the Property Trustee to discharge its obligations under this Declaration, in each case to the extent such information is in the possession or control of the Administrative Trustees or the Sponsor and is not identical to a previously supplied list or has not otherwise been received by the Property Trustee in its capacity as Security Registrar. The rights of Securityholders to communicate with other Securityholders with respect to their rights under this Declaration or under the Trust Securities, and the corresponding rights of the Trustee shall be as provided in the Trust Indenture Act, except to the extent Section 3819 of the Delaware Business Trust Act would require greater access to such information, in which case the latter shall apply. Each Holder, by receiving and holding a Trust Securities Certificate, and each Owner shall be deemed to have agreed not to hold the Sponsor, the Property Trustee or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

                  Section 5.08 Maintenance of Office or Agency

                  The Security Registrar shall maintain in Jersey City, New Jersey an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer, exchange or conversion and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Security Registrar initially designates 525 Washington Boulevard, 3rd Floor, Jersey City, New Jersey 07130, Attention: Transfer Department, as its corporate trust office for such purposes. The Security Registrar shall give prompt written notice to the Sponsor and to the Securityholders of any change in the location of the Security Register or any such office or agency.

                  Section 5.09 Appointment of Paying Agent

                  The Trust shall maintain an office or agency (the "Paying Agent") where the Preferred Securities may be presented for payment, which shall initially be in Jersey City, New Jersey. The Paying Agent shall make Distributions to Securityholders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions referred to above. The Administrative Trustees may revoke such power and remove the Paying Agent for any reason, including if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Declaration in any material respect. The Property Trustee shall have no duty to monitor or oversee any of the activities of any Paying Agent (other than itself), including but not limited to any withdrawals from the Payment Account, and the Property Trustee shall be fully protected and shall incur no liability in connection with any action or omission of any such Paying Agent. The Paying Agent shall initially be EquiServe Trust Company, N.A., and any co-paying agent chosen by the Administrative Trustees and the Sponsor in their sole discretion. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee and the Sponsor. In the event that EquiServe Trust Company, N.A. shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor that is reasonably acceptable to the Property Trustee and the Sponsor to act as Paying Agent (which shall be a bank or trust company). Each successor Paying Agent or any additional Paying Agent shall agree with the Trustees that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to each Securityholder. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.01, 8.03 and 8.06 shall apply to the Property Trustee also in its role as Paying Agent, for so long as the Property

Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

                  Section 5.10 Ownership of Common Securities by Sponsor

                  On the Closing Date, the Sponsor shall acquire beneficial and record ownership of the Common Securities. The Sponsor agrees at all times to maintain direct or indirect beneficial ownership of the Common Securities, including through beneficial ownership of the Common Securities by an Affiliate of the Sponsor. To the fullest extent permitted by law, any attempted transfer of the Common Securities, other than a transfer to an Affiliate of the Sponsor or a transfer to certain successors that are permitted by the Indenture to succeed to the Sponsor's ownership of the Common Securities, shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Sponsor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED UNDER APPLICABLE LAW AND THE AMENDED AND RESTATED DECLARATION OF TRUST."

                  Section 5.11 Global Certificates; Non-Global Certificates; Common Securities Certificate

                  (a) Pursuant to Section 2.04, on the Closing Date Preferred Securities will be issued in book-entry form through the execution of one or more permanent Global Certificates in definitive fully registered form delivered to the Clearing Agency or nominee thereof or a custodian therefor and registered in the name of the Clearing Agency or nominee thereof and no Owner will receive a Definitive Preferred Securities Certificate except as provided in Section
5.13. Each Global Certificate authenticated under this Declaration shall be registered in the name of the Clearing Agency designated by the Sponsor for such Global Certificate or a nominee thereof and delivered to such Clearing Agency or a nominee thereof or custodian therefor, and each such Global Certificate shall constitute a Preferred Security Certificate for all purposes of this Declaration.

                  (b) If a Global Certificate is to be exchanged for one or more Definitive Preferred Securities Certificates or canceled in whole, it shall be surrendered by or on behalf of the Clearing Agency, its nominee or custodian to the Security Registrar, for exchange or cancellation as provided in this Article
V. If any Global Certificate is to be exchanged for Definitive Preferred Securities Certificates or canceled in part, or if a Definitive Preferred Securities Certificate is to be exchanged in whole or in part for a beneficial interest in any Global Certificate, in each case, as provided in Section 5.04, then either (i) such Global Certificate shall be so surrendered for exchange or cancellation as provided in this Article V or (ii) the Liquidation Amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such Definitive Preferred Security Certificates to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Security Registrar, whereupon the Property Trustee, in accordance with the Applicable Procedures, shall instruct the Clearing Agency or its authorized representative to make a corresponding adjustment to its records. If at any time the Holder of a Definitive Preferred Securities Certificate wishes to transfer all or any portion of such Definitive Preferred Securities Certificate to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Global Certificate, as provided in Section 5.04, a Global Certificate is not then outstanding, an Administrative Trustee on behalf of the Trust may issue and the Property Trustee may authenticate a new Global Certificate equal to the principal amount of such Definitive Preferred Securities Certificates to be so exchanged. Upon any such surrender or adjustment of a Global Certificate, the Property Trustee shall, subject to Section 5.04 and as otherwise provided in this Article V, authenticate and deliver any Definitive Preferred Securities Certificates issuable in exchange for such Global Certificate (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Clearing Agency or its authorized representative.

                  (c) Upon the request of the Property Trustee in connection with the occurrence of any of the events specified in Section 5.11(b), the Sponsor shall cause as promptly as practicable to be made available to the Property Trustee a reasonable supply of Definitive Preferred Securities Certificates. The Property Trustee shall be entitled to conclusively rely upon any order, direction or request of the Clearing Agency or its authorized representative which is given or made pursuant to this Article V if such order, direction or request is given or made in accordance with the Applicable Procedures.

                  (d) Every Preferred Security Certificate authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Certificate or any portion thereof, whether pursuant to this Article V or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Certificate, unless such Preferred Security Certificate is registered in the name of a Person other than the Clearing Agency for such Global Certificate or a nominee thereof.

                  (e) The Clearing Agency or its nominee, as registered owner of a Global Certificate, shall be the Holder of such Global Certificate for all purposes under the Declaration and the Preferred Securities, and owners of beneficial interests in a Global Certificate shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Certificate will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Clearing Agency or its nominee or its participants and such owners of beneficial interests in a Global Certificate will not be considered the owner or holders of such Global Certificate for any purpose of this Declaration or the Preferred Securities.

                  (f) On the Closing Date, a single Common Securities Certificate representing the Common Securities shall be issued to the Sponsor in the form of a definitive Common Securities Certificate.

                  Section 5.12 Notices to Clearing Agency

                  To the extent that a notice or other communication to the Owners is required under this Declaration, unless and until Definitive Preferred Securities Certificates shall have been issued to Owners pursuant to Section 5.13, the Trustees shall give all such notices and communications specified herein to be given to Owners to the Clearing Agency, and shall have no obligations to provide notices directly to the Owners.

                  Section 5.13 Definitive Preferred Securities Certificates

                  Notwithstanding any other provision in this Declaration, no Global Certificate may be exchanged in whole or in part for Definitive Preferred Securities Certificates registered, and no transfer of a Global Certificate in whole or in part may be registered, in the name of any Person other than the Clearing Agency for such Global Certificate or a nominee thereof unless (i) such Clearing Agency (A) has notified the Sponsor that it is unwilling or unable to continue as Clearing Agency for such Global Certificate or (B) has ceased to be a clearing agency registered as such under the Securities Exchange Act of 1934, as amended, and in either case the Trust and the Sponsor thereupon fails to appoint a successor Clearing Agency within 90 days, (ii) the Sponsor, at its option, notifies the Property Trustee in writing that it elects to cause the issuance of the Preferred Securities in definitive non-global registered certificated form or (iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default and the Holders of a majority in an aggregate Liquidation Amount of the Outstanding Preferred Securities determine that such Global Certificate will be exchangeable for Definitive Preferred Securities Certificates. In all cases, Definitive Preferred Securities Certificates delivered in exchange for any Global Certificate or beneficial interests therein will be registered in the names, and issued in any approved denominations, requested by or on behalf of the Clearing Agency (in accordance with its customary procedures).

                  Section 5.14 Rights of Securityholders

                  The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.09, and the Securityholders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Declaration. The Trust Securities shall have no preemptive or similar rights and, when issued and delivered to Securityholders against payment of the purchase price therefor and otherwise in accordance with this Declaration, shall be deemed validly issued, fully paid and nonassessable undivided beneficial interests in the assets of the Trust. The Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE VI

                    ACT OF SECURITYHOLDERS; MEETINGS; VOTING

                  Section 6.01 Limitations on Voting Rights

                  (a) Except as provided in this Section 6.01, in Section 8.09 and 10.02 and in the Indenture and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

                  (b) Subject to Section 8.02 hereof, the Holders of a majority in aggregate Liquidation Amount of the Preferred Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to exercise any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Debentures but excluding the right to direct the Property Trustee to consent to an amendment, modification or termination of the Indenture (which shall be as provided below). So long as any Debentures are held by the Property Trustee, the Trustees shall not (A) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to such Debentures, (B) waive any past default which is waivable under the Indenture,
(C) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a majority in aggregate Liquidation Amount of all Outstanding Preferred Securities (except in the case of clause (D), which consent, in the event that no Event of Default shall occur and be continuing, shall be of the Holders of a majority in aggregate Liquidation Amount of all Trust Securities, voting together as a single class); provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities, except by a subsequent vote of the Holders of the Preferred Securities. The Property Trustee shall notify all Holders of record of the Preferred Securities of any notice of default received from the Debenture Trustee with respect to the Debentures. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities and, if applicable, the Common Securities, prior to taking any of the foregoing actions, the Administrative Trustees shall, at the expense of the Sponsor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation or partnership for United States federal income tax purposes on account of such action.

                  (c) If any proposed amendment to the Declaration provides for, or the Trustees otherwise propose to effect the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Declaration, then the Holders of Outstanding Preferred

Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities.

                  Section 6.02 Notice of Meetings

                  Notice of all meetings of the Holders of the Preferred Securities, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 10.08 to each Preferred Securityholder of record, at its registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

                  Section 6.03 Meetings of Preferred Securityholders

                  (a) No annual meeting of Securityholders is required to be held. The Administrative Trustees, however, shall call a meeting of Securityholders to vote on any matter upon the written request of the Preferred Securityholders of record of 25% of the Preferred Securities (based upon their Liquidation Amount) and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of the Holders of Preferred Securities to vote on any matters as to which such Holders are entitled to vote.

                  (b) Holders of record of 50% of the Preferred Securities (based upon their Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Securityholders. If a quorum is present at a meeting, an affirmative vote by the Holders of record of Preferred Securities present, in person or by proxy, holding more than a majority of the Preferred Securities (based upon their Liquidation Amount) held by Holders of record of Preferred Securities present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Declaration requires a greater number of affirmative votes.

                  Section 6.04 Voting Rights

                  Securityholders shall be entitled to one vote for each $50 of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote. Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned at such time by the Sponsor, the Administrative Trustees or any Affiliate of the Sponsor or any Administrative Trustee shall, for purposes of such vote or consent, be treated as if such Preferred Securities were not Outstanding.

                  Section 6.05 Proxies, Etc.

                  At any meeting of Securityholders, any Securityholders entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Only Securityholders of record shall be entitled to vote. When Trust

Securities are held jointly by several Persons, any one of them may vote at any meeting in person or represented by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

                  Section 6.06 Securityholder Action by Written Consent

                  Any action which may be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding more than a majority of all Outstanding Trust Securities (based upon their Liquidation Amount) entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Declaration) shall consent to the action in writing.

                  Section 6.07 Record Date for Voting and Other Purposes

                  For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Declaration, or for the purpose of any other action, the Property Trustee may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of Distributions or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

                  Section 6.08 Acts of Securityholders

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Declaration to be given, made or taken by Securityholders or Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders or Owners in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders or Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Declaration and (subject to Section 8.01) conclusive in favor of the Trustees, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than the signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of the signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient. The ownership of Preferred Securities shall be proved by the Security Register.

                  (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security. Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

                  (d) Upon the occurrence and continuation of an Event of Default, the Holders of Preferred Securities shall rely on the enforcement by the Property Trustee of its rights as holder of the Debentures against the Sponsor. No Holder of Preferred Securities may institute any action directly against the Sponsor under the Indenture unless (i) such Holder shall have given the Property Trustee written notice of the occurrence of an Event of Default and the continuance thereof, (ii) the Holders of not less than 25% in Liquidation Amount of the Preferred Securities then Outstanding shall have requested the Property Trustee to institute such action and shall have offered the Property Trustee reasonable indemnification therefor and (iii) the Property Trustee shall not have instituted such action within 90 days of such request.

                  (e) Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such Event of Default is attributable to the failure of the Sponsor to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the Redemption Date), then a Holder of Preferred Securities shall have the right to institute a proceeding directly against the Sponsor, for enforcement of payment to such holder of the principal amount of or interest on Debentures having a principal amount equal to the aggregate Liquidation Amount of the Preferred Securities of such Holder after the respective due date specified in the Debentures (a "Direct Action"). In connection with any such Direct Action, the rights of the Sponsor will be subrogated to the rights of any Holder of the Preferred Securities to the extent of any payment made by the Sponsor to such Holder of Preferred Securities as a result of such Direct Action.

                  (f) A Securityholder may institute a legal proceeding directly against the Sponsor under the Guarantee to enforce its rights under the Guarantee without first instituting a legal proceeding against the Guarantee Trustee (as defined in the Guarantee), the Trust or any Person or entity.

                  (g) Each Securityholder, by acceptance of a beneficial interest in the Preferred Securities, agrees to treat the Debentures as indebtedness of the Sponsor for all United States federal, state and local tax purposes.

                  Section 6.09 Inspection of Records

                  Upon reasonable prior written notice to the Administrative Trustees and the Property Trustee, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

                                  ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

                  Section 7.01 Representations and Warranties of the Property Trustee and the Delaware Trustee

                  The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Sponsor and the Securityholders that (each such representation and warranty made by the Property Trustee and the Delaware Trustee being made only with respect to itself):

                  (a) the Property Trustee is a corporation duly organized, validly existing and in good standing under the laws of the State of New York;

                  (b) the Delaware Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States;

                  (c) each of the Property Trustee and the Delaware Trustee has full corporate and, as applicable, trust power, authority and legal right to execute, deliver and perform its obligations under this Declaration and has taken all necessary action to authorize the execution, delivery and performance by it of this Declaration;

                  (d) this Declaration has been duly authorized, executed and delivered by each of the Property Trustee and the Delaware Trustee and constitutes the valid and legally binding agreement of the Property Trustee and the Delaware Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (e) the execution, delivery and performance by each of the Property Trustee and the Delaware Trustee of this Declaration have been duly authorized by all necessary corporate or other action on the part of the Property Trustee and the Delaware Trustee and does not require any approval of stockholders of the Property Trustee or the Delaware Trustee and such execution, delivery and performance will not (i) violate either of the Property Trustee's or the Delaware Trustee's charter or by-laws, (ii) to the best of its knowledge without independent investigation, violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any Lien on any properties included in the Trust Property pursuant to the provisions of any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Property Trustee or the Delaware Trustee is a party or by which it is bound, or (iii) violate any law, governmental rule or regulation of the United States, the State of Delaware or the State of New York, as the case may be, governing the banking, corporate, or trust powers of the Property Trustee or the Delaware Trustee (as appropriate in context) or any order, judgment or decree applicable to the Property Trustee or the Delaware Trustee;

                  (f) neither the authorization, execution or delivery by the Property Trustee or the Delaware Trustee of this Declaration nor the consummation of any of the transactions by the Property Trustee or the Delaware Trustee (as appropriate in context) contemplated herein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to, any governmental authority or agency under any existing federal law governing the banking, corporate or trust powers of the Property Trustee or the Delaware Trustee, as the case may be, under the laws of the United States, the State of Delaware or the State of New York; and

                  (g) there are no proceedings pending or, to the best of each of the Property Trustee's and the Delaware Trustee's knowledge, threatened against or affecting the Property Trustee or the Delaware Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Property Trustee or the Delaware Trustee, as the case may be, to enter into or perform its obligations as one of the Trustees under this Declaration.

                  Section 7.02 Representations and Warranties of Sponsor

                  The Sponsor hereby represents and warrants for the benefit of the Securityholders that:

                  (a) the Trust Securities Certificates issued on the Closing Date on behalf of the Trust have been duly authorized and will have been duly and validly executed, issued and delivered by the Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Declaration and the Securityholders will be, as of such date, entitled to the benefits of this Declaration; and

                  (b) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Property Trustee or the Delaware Trustee, as the case may be, of this Declaration.

                                  ARTICLE VIII

                                  THE TRUSTEES

                  Section 8.01 Certain Duties and Responsibilities

                  (a) The duties and responsibilities of the Trustees shall be as provided by this Declaration and, in the case of the Property Trustee, also by the Trust Indenture Act. The Property Trustee, before the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform only such duties and obligations as are specifically set forth in this Declaration and the Trust Indenture Act and no implied covenants, duties or obligations shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 8.02) of which a responsible officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such rights and powers vested in it by this Declaration and the Trust Indenture Act, and use the same degree of care and skill in its exercise, as a prudent individual would exercise or use under the circumstances in the conduct of his or her own affairs. Notwithstanding the foregoing, no provision of this Declaration shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section. No Trustee shall be liable, responsible or accountable in damages or otherwise to the Trust, any Holder of Trust Securities or any officer, director, shareholder, employee, representative or agent of the Trust or its Affiliates for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Trustee in good faith on behalf of the Trust and in a manner such Trustee reasonably believed to be within the scope of authority conferred on such Trustee by this Declaration, except that a Trustee shall be liable for any such loss, damage or claim incurred by reason of such Trustee's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions. To the extent that, at law or in equity, an Administrative Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, such Administrative Trustee shall not be liable to the Trust or to any Securityholder for such Administrative Trustee's good faith reliance on the provisions of this Declaration or advice of counsel. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of the Administrative Trustees otherwise existing at law or in equity, are agreed by the Sponsor and the Securityholders to replace such other duties and liabilities of the Administrative Trustees.

                  (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.01(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration or, in the case of the Property Trustee, in the Trust Indenture Act.

                  (c) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                      (i) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                      (ii) the Property Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

                      (iii) the Property Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Debentures and the Payment Account shall be to deal with such property as fiduciary assets, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

                      (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section
         3.01 and except to the extent otherwise required by law; and

                      (v) neither the Property Trustee nor the Administrative Trustees shall be responsible for monitoring each other's compliance or the compliance of the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee or the Administrative Trustees be liable for each other's default or misconduct or that of the Sponsor.

                  Section 8.02 Notice of Defaults

                  (a) Within ten days after the occurrence of any Event of Default actually known to an officer of the Property Trustee involved in the administration of this Declaration, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.08, notice of such Event of Default to the holders of Preferred Securities, the Administrative Trustees and the Sponsor, unless such Event of Default shall have been cured or waived, provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or responsible officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Preferred Securities.

                  (b) Within ten days after the receipt of notice of the Sponsor's exercise of its right to extend the interest payment period for the Debentures pursuant to the Indenture, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.08, notice of such exercise to the Securityholders, unless such exercise shall have been revoked.

                  (c) The Holders of a majority in Liquidation Amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Debenture Event of Default:

                      (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

                      (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of the same proportion in Liquidation Amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

The provisions of Section 6.01(b) and this Section 8.02(c) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Preferred Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

                  (d) The Holders of a majority in Liquidation Amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Debenture Event of Default:

                      (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 8.02(d), the Event of Default under the Declaration shall also not be waivable; or

                      (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such

         Event of Default under the Declaration as provided below in this
         Section 8.02(d), the Event of Default under the Declaration may only be waived by the vote of the Holders of the same proportion in Liquidation Amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, that each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The provisions of Section 6.01(b) and this Section 8.02(d) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such
Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Common Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 8.02(d), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

                  (e) A waiver of a Debenture Event of Default under the Indenture by the Property Trustee at the written direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 8.02(e) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Preferred Securities, as permitted by the Trust Indenture Act.

                  Section 8.03 Certain Rights of Property Trustee

                  (a) Subject to the provisions of Section 8.01:

                      (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                      (ii) if no Event of Default has occurred and is continuing and, (i) in performing its duties under this Declaration the Property Trustee is required to decide between alternative courses of action or
         (ii) in construing any of the provisions in this Declaration the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (iii) the Property Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Holders of

         Preferred Securities are entitled to vote under the terms of this Declaration, the Property Trustee shall deliver a notice to the Sponsor requesting written instructions of the Sponsor as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Sponsor; provided, however, that if the Property Trustee does not receive such instructions of the Sponsor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Declaration as it shall deem necessary, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

                      (iii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

                      (iv) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate and an Opinion of Counsel which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

                      (v) the Property Trustee shall have no duty to accomplish any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

                      (vi) the Property Trustee may consult with counsel of its selection (which counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees) and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; and the Property Trustee shall have the right at any time, upon prior notice to the Sponsor, to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                      (vii) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any of the Securityholders pursuant to this Declaration, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                      (viii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolutions, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by Holders of record of 25% or more of the Preferred Securities (based upon their Liquidation Amount), but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit at the expense of the Sponsor and shall incur no liability of any kind by reason of such inquiry or investigation;

                      (ix) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys or an Affiliate, and shall not be responsible for the negligence, misconduct or bad faith with respect to the actions or inaction of any agent or attorney appointed with due care by it hereunder;

                      (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (A) may request instructions from the Holders of the Trust Securities, which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be protected in acting in accordance with such instructions; and

                      (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

                  (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

                  Section 8.04 Not Responsible for Recitals or Issuance of Securities

                  The recitals contained herein and in the Trust Securities Certificates shall not be taken as the statements of the Trustees, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Sponsor of the proceeds of the Debentures.

                  Section 8.05 May Hold Securities

                  Except as provided in the definition of the term "Outstanding" in Article I, any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Section 8.08 and 8.12, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

                  Section 8.06 Compensation; Indemnity; Fees

                  The Sponsor agrees:

                  (a) to pay the Trustees from time to time such compensation for all services rendered by them hereunder as the parties shall agree from time to time in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance determined by a court of competent jurisdiction to have been caused by its own negligence or willful misconduct;

                  (c) to the fullest extent permitted by applicable law, to fully indemnify and hold harmless (i) each Trustee, (ii) any Affiliate of any Trustee, (iii) any officer, director, shareholder, employee, representative or agent of any Trustee, and (iv) any employee or agent of the Trust or its Affiliates (referred to herein as an "Indemnified Person") from and against any and all loss, damage, liability, tax, penalty, expense (including legal fees and expenses) or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, administration, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim determined by a court of competent jurisdiction to have been caused by such Indemnified Person's own negligence or willful misconduct with respect to such acts or omissions (or, in the case of the Administrative Trustees and the Delaware Trustee, any such loss, damage or claim as may be attributable to its, his or her gross negligence or willful misconduct); and

                  (d) no Trustee may claim any lien or charge on any Trust Property as a result of any amount due pursuant to this Section 8.06.

                  Section 8.07 Property Trustee Required; Eligibility of
Trustees

                  (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, shall not be an Affiliate of the Sponsor and shall have a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  (b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

                  (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall be either (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

                  Section 8.08 Conflicting Interests; Guarantee Described

                  (a) If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Declaration.

                  (b) The Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

                  Section 8.09 Resignation and Removal; Appointment of Successor

                  (a) Subject to Sections 8.09(b) and 8.09(c), any Trustee (the "Relevant Trustee") may be appointed or removed without cause at any time:

                      (i) until the issuance of any Trust Securities, by written instrument executed by the Sponsor; and

                      (ii) after the issuance of any Securities, by vote of the Holders of a majority in Liquidation Amount of the Common Securities voting as a class.

                  (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 8.09(a) until a successor possessing the qualifications to act as a Property Trustee under Section 8.07 (a "Successor Property Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the removed Property Trustee.

                  (c) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 8.09(a) until a successor possessing the qualifications to act as Delaware Trustee under Section 8.07 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the removed Delaware Trustee.

                  (d) A Trustee appointed to office shall hold office until his, her or its successor shall have been appointed or until his, her or its death, removal, resignation, dissolution or liquidation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                      (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                          (A) until a Successor Property Trustee has been
                  appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                          (B) until the assets of the Trust have been completely
                  liquidated and the proceeds thereof distributed to the Holders of the Trust Securities; and

                      (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

                  (e) The Holders of the Common Securities shall use their best efforts promptly to appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with Section 8.09(d).

                  (f) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
Section 8.09 within 60 days after delivery pursuant to this Section 8.09 of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition, at the expense of the Sponsor, any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                  (g) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                  (h) The Property Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 10.08 and shall give notice to the Sponsor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

                  (i) Notwithstanding the foregoing or any other provision of this Declaration, in the event any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes, solely in the opinion of the Sponsor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (i) the unanimous act of the remaining Administrative Trustees if there are at least two of them or (ii) otherwise by the Sponsor (with the successor in each case being a Person who satisfies the eligibility requirement for Administrative Trustees or the Delaware Trustee, as the case may be, set forth in Section 8.07).

                  (j) The indemnity provided to a Trustee under Section 8.06 shall survive any Trustee's resignation or removal and the termination of this Declaration.

                  Section 8.10 Acceptance of Appointment by Successor

                  (a) In case of the appointment hereunder of a successor Trustee, such successor Trustee so appointed shall execute, acknowledge and deliver to the Trust and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Sponsor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and if the Property Trustee is the resigning Trustee shall duly assign, transfer and deliver to the successor Trustee all property and money held by such retiring Property Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee, such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder.

                  (c) Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in Sections 8.10(a) or 8.10(b), as the case may be.

                  (d) No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

                  Section 8.11 Merger, Conversion, Consolidation or Succession to Business

                  Any Person into which the Property Trustee, the Delaware Trustee or any Administrative Trustee that is not a natural person may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                  Section 8.12 Preferential Collection of Claims Against Sponsor or Trust

                  If and when the Property Trustee shall be or become a creditor of the Sponsor or the Trust (or any other obligor upon the Debentures or the Trust Securities), the Property Trustee shall be subject to and shall take all actions necessary in order to comply with the provisions of the Trust Indenture Act regarding the collection of claims against the Sponsor or Trust (or any such other obligor).

                  Section 8.13 Reports by Property Trustee

                  (a) To the extent required by the Trust Indenture Act, within 60 days after May 15 of each year commencing with May 15, 2002 the Property Trustee shall transmit to all Securityholders in accordance with Section 10.08 and to the Sponsor, a brief report dated as of such May 15 with respect to:

                      (i) its eligibility under Section 8.07 or, in lieu thereof, if to the best of its knowledge it has continued to be eligible under said Section, a written statement to such effect;

                      (ii) a statement that the Property Trustee has complied with all of its obligations under this Declaration during the twelve-month period (or, in the case of the initial report, the period since the Closing Date) ending with such May 15 or, if the Property Trustee has not complied in any material respects with such obligations, a description of such noncompliance; and

                      (iii) any change in the property and funds in its possession as Property Trustee since the date of its last report and any action taken by the Property Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Trust Securities.

                  (b) In addition, the Property Trustee shall transmit to Securityholders such reports concerning the Property Trustee and its actions under this Declaration as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                  (c) A copy of such report shall, at the time of such transmissions to Holders, be filed by the Property Trustee with each national securities exchange or self-regulatory organization upon which the Trust Securities are listed, with the Commission and with the Sponsor.

                  Section 8.14 Reports to the Property Trustee

                  The Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act. Delivery of such reports, information and documents to the Property Trustee is for informational purposes only and the Property Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Sponsor's compliance with any of its covenants hereunder (as to which the Property Trustee is entitled to rely exclusively on Officers' Certificates).

                  Section 8.15 Evidence of Compliance with Conditions Precedent

                  Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

                  Section 8.16 Number of Trustees

                  (a) The number of Trustees shall be four, provided that the Holder of all of the Common Securities by written instrument may increase or decrease the number of Administrative Trustees. The Property Trustee and the Delaware Trustee may be the same Person.

                  (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 8.16(a), or if the number of Trustees is increased pursuant to Section 8.16(a), a vacancy shall occur.

                  (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust.

                  Section 8.17 Delegation of Power

                  (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.07(a), including any registration statement or amendment thereof filed with the Commission, or making any other governmental filing.

                  (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to the Sponsor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

                  Section 8.18 Appointment of Administrative Trustees

                  (a) The Administrative Trustees shall initially be Peter Sherry, Jr., an individual, and Ann Marie Petach, an individual, and their successors shall be appointed by the Holders of a majority in Liquidation Amount of the Common Securities. Any Administrative Trustee may resign or be removed by the Holders of a majority in Liquidation Amount of the Common Securities at any time. Upon any resignation or removal, the Sponsor shall appoint a successor Administrative Trustee. If at any time there is no Administrative Trustee, the Property Trustee or any Holder who has been a Holder of Trust Securities for at least six months may petition any court of competent jurisdiction for the appointment of one or more Administrative Trustees.

                  (b) Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with this Section 8.18 or Section 8.09, the Administrative Trustees in office, regardless of their number (and not withstanding any other provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

                  (c) Notwithstanding the foregoing or any other provision of this Declaration, if any Administrative Trustee who is a natural person dies or becomes, in the opinion of the Holders of a majority in Liquidation Amount the Common Securities, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the unanimous act of the remaining Administrative Trustees, if there were at least two of them prior to such vacancy, and by the Sponsor, if there were not two such Administrative Trustees immediately prior to such vacancy (with the successor being a Person who satisfies the eligibility requirement for Administrative Trustees set forth in Section 8.07).

                  Section 8.19 Administrative Trustee Meetings

                  Meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees or may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by Administrative Trustees having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Administrative Trustees entitled to vote on that action were present and voted. A majority of the Administrative Trustees or, if there are only one or two Administrative Trustees, all of the Administrative Trustees shall constitute a quorum. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

                  Section 8.20 Outside Businesses

                  Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as a depositary for trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates. For purposes of this Section 8.20, "Covered Person" means (a) any officer, director, trustee, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Trust Securities.

                                   ARTICLE IX

                       TERMINATION, LIQUIDATION AND MERGER

                  Section 9.01 Dissolution upon Expiration Date

                  Unless earlier dissolved, the Trust shall automatically dissolve on January 15, 2032 (the "Expiration Date").

                  Section 9.02 Early Termination

                  The Trust shall dissolve upon the first to occur of any of the following events (each an "Early Termination Event"):

                  (a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Sponsor;

                  (b) receipt by the Property Trustee of written notice from the Sponsor at any time (which notice is optional and wholly within the discretion of the Sponsor) of its intention to dissolve the Trust and distribute the Debentures in exchange for the Trust Securities;

                  (c) the redemption, conversion or exchange of all of the Trust Securities; and

                  (d) an order for dissolution of the Trust shall have been entered by a court of competent jurisdiction.

                  Section 9.03 Termination

                  The respective obligations and responsibilities of the Trustees and the Trust continued hereby shall terminate upon the latest to occur of the following:

                  (a) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.04, or upon the redemption of all of the Trust Securities pursuant to
         Section 4.02, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities;

                  (b) the payment of all expenses owed by the Trust;

                  (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders; and

                  (d) the filing of a certificate of cancellation canceling the Trust's certificate of trust with the Secretary of State of the State of Delaware.

                  Section 9.04 Liquidation

                  (a) If an Early Termination Event specified in clause (a), (b) or (d) of Section 9.02 occurs or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each applicable Securityholder an aggregate principal amount of Debentures equal to the aggregate Liquidation Amount of Trust Securities held by such Holder, subject to Section 9.04(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust

Securities at such Holder's address as it appears in the Security Register or the most recent list provided to the Property Trustee. All notices of liquidation shall:

                      (i) state the Liquidation Date;

                      (ii) state that, from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent an aggregate principal amount of Debentures equal to the aggregate Liquidation Amount of Trust Securities held by such Holder; and

                      (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Debentures, or, if Section 9.04(d) applies, receive a Liquidation Distribution, as the Administrative Trustees or the Property Trustee shall deem appropriate.

                  (b) Except where Section 9.02(c) or 9.04(d) applies, in order to effect the liquidation of the Trust and distribution of the Debentures to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation
Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the Outstanding Trust Securities.

                  (c) Except where Section 9.02(c) or 9.04(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) the Clearing Agency or its nominee, as the record Holder of such Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution,
(iii) any Preferred Securities Certificates not held by the Clearing Agency will be deemed to represent an aggregate principal amount of Debentures equal to the aggregate Liquidation Amount of Preferred Securities held by such other Holders, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on such Preferred Securities until such Preferred Securities Certificates are presented to the Security Registrar for transfer or reissuance, (iv) certificates representing a Like Amount of Debentures will be issued to the Sponsor upon surrender of all Common Securities Certificates to the Security Registrar for exchange, and (v) all rights of Securityholders holding Trust Securities will cease, except the right of such Securityholders to receive Debentures upon surrender of Trust Securities Certificates.

                  (d) If, notwithstanding the other provisions of this Section 9.04, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Debentures in the manner provided herein is determined by the Property Trustee not to be practicable, the Trust Property shall be liquidated, and the Trust shall be dissolved, wound-up or terminated, by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date of the dissolution, winding up or other termination of the Trust, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors of the

Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such dissolution, winding-up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, winding-up or termination pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if a Debenture Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

                  Section 9.05 Mergers, Consolidations, Amalgamations or Replacements of the Trust

                  The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other Person, except pursuant to this Section 9.05. At the request of the Sponsor, with the consent of the Administrative Trustees and without the consent of the Property Trustee, the Delaware Trustee or the Holders of the Preferred Securities, the Trust may merge with or into, consolidate, amalgamate, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any state; provided, that (i) such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Trust Securities or (b) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise, (ii) the Sponsor expressly appoints a trustee of such successor entity, possessing the same powers and duties as the Property Trustee, as the holder of the Debentures, (iii) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect, (v) such successor entity has a purpose identical to that of the Trust, (vi) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease the Sponsor has received an Opinion of Counsel to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holder's interest in the new entity) and (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease neither the Trust nor such successor entity will be required to register as an "investment company" under the 1940 Act and (vii) the Sponsor or any permitted successor or assignee owns all of the Common Securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% in aggregate Liquidation Amount of the Preferred Securities, consolidate, amalgamate, merge with or into, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

                  Section 10.01 Limitation of Rights of Securityholders

                  The death or incapacity of any person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Declaration, nor entitle the legal representatives or heirs of such person or any Securityholder for such person to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  Section 10.02 Amendment

                  (a) This Declaration may be amended from time to time by the Trustees and the Sponsor, without the consent of any Securityholders, (i) to cure any ambiguity, correct or supplement any provision herein that may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Declaration, which shall not be inconsistent with the other provisions of this Declaration, (ii) to modify, eliminate or add to any provisions of this Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Trust Securities are Outstanding or to ensure that the Trust will not be required to register as an "investment company" under the 1940 Act or (iii) to maintain the qualification of this Declaration under the Trust Indenture Act; provided, however, that in the case of clause (i), such action shall not adversely affect in any material respect the interests of any Securityholder, and, in the case of any of the foregoing, any amendments of this Declaration shall become effective when notice thereof is given to the Securityholders.

                  (b) Except as provided in Section 10.02(c) hereof, any provision of this Declaration may be amended by the Trustees and the Sponsor with (i) the consent of Holders representing not less than a majority (based upon Liquidation Amounts) of the Trust Securities then Outstanding, acting as a single class, and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from the status of an "investment company" under the 1940 Act, provided, however, if any amendment or proposal that would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a majority in Liquidation Amount of such class of Trust Securities.

                  (c) In addition to and notwithstanding any other provision in this Declaration, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 6.03 or 6.06 hereof), this Declaration may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date. Notwithstanding any other provision herein, without the unanimous consent of the Securityholders (such consent being obtained in accordance with Section 6.03 or 6.06 hereof), this paragraph (c) of this Section 10.02 may not be amended.

                  (d) Notwithstanding any other provisions of this Declaration, no Trustee shall enter into or consent to any amendment to this Declaration which would cause the Trust to fail or cease to qualify for the exemption from the status of an "investment company" under the 1940 Act or be classified as other than a grantor trust for United States federal income tax purposes.

                  (e) Notwithstanding anything in this Declaration to the contrary, without the consent of the Sponsor, this Declaration may not be amended in a manner which imposes any additional obligation on the Sponsor.

                  (f) If any amendment to this Declaration is made, the Administrative Trustees shall promptly provide to the Sponsor a copy of such amendment.

                  (g) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Declaration which affects its own rights, duties or immunities under this Declaration. The Property Trustee shall be provided with an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Declaration is in compliance with this Declaration and does not violate Section 10.02(d) hereof.

                  Section 10.03 Separability

                  In case any provision in this Declaration or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 10.04 Governing Law

                  THIS DECLARATION AND THE RIGHTS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION THAT WOULD CALL FOR THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE; PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE PARTIES HEREUNDER OR THIS DECLARATION ANY PROVISION OF THE LAWS (STATUTORY OR COMMON) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR

SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR LIABILITIES OR AUTHORITIES AND POWERS OF THE TRUSTEES HEREUNDER AS SET FORTH OR REFERENCED IN THIS DECLARATION. SECTIONS 3540 AND 3561 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST.

                  Section 10.05 Payments Due on Non-Business Day

                  If the date fixed for any payment on any Trust Security shall be a day which is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day which is a Business Day, with the same force and effect as though made on the date fixed for such payment, and no interest shall accrue thereon for the period after such date.

                  Section 10.06 Successors

                  This Declaration shall be binding upon and shall inure to the benefit of any successor to the Sponsor, the Trust or the Relevant Trustee, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Sponsor that is permitted under
Article 8 of the Indenture and pursuant to which the assignee agrees in writing to perform the Sponsor's obligations hereunder, the Sponsor shall not assign its obligations hereunder.

                  Section 10.07 Headings

                  The Article and Section headings are for convenience only and shall not affect the construction of this Declaration.

                  Section 10.08 Reports, Notices and Demands

                  (a) Any report, notice, demand or other communications which by any provision of this Declaration is required or permitted to be given or served to or upon any Holder of Preferred Securities or the Sponsor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Holder of Preferred Securities, to such Holder as such Holder's name and address may appear on the Security Register; and (b) in the case of the Sponsor, to Ford Motor Company, One American Road, Dearborn, Michigan 48126; Attention: Secretary. Any notice to Preferred Securityholders shall also be given to such Owners as have, within two years preceding the giving of such notice, filed their names and addresses with the Property Trustee for that purpose. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given, or made, for all purposes, upon hand delivery, mailing or transmission.

                  (b) Any notice, demand or other communication which by any provision of this Declaration is required or permitted to be given or served to or upon the Trust, the Property Trustee, the Delaware Trustee or the Administrative Trustees shall be given in writing (which may be by facsimile transmission) addressed (until another address is published by the Trust) as follows: (a) with respect to the Property Trustee, to JPMorgan Chase Bank, 450 West 33rd Street, 14th Floor, New York, New York 10001, Attention: Institutional Trust Services, (b) with respect to the Delaware Trustee, to Chase Manhattan Bank USA, National Association, c/o JPMorgan Chase Bank, 500 Christiana Road, Floor 3/OP54, Newark, Delaware 19713, Attention: Institutional Trust Services, with a copy of any such notice to the Property Trustee at its address above, and
(c) with respect to the Administrative Trustees, to them at the address for notices to the Sponsor, marked "Attention: Secretary." Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

                  Section 10.09 Trust Indenture Act; Conflict with Trust Indenture Act

                  (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required or deemed to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

                  (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

                  (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Declaration by any of the provisions of the Trust Indenture Act, such required or deemed provision shall control. If any provision of this Declaration modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Declaration as so modified or to be excluded, as the case may be.

                  (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

                  Section 10.10 Acceptance of Terms of Declaration, Guarantee and Indenture

                  THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS DECLARATION AND THE PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE

INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS DECLARATION SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS TO THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

                  Section 10.11 Counterparts

                  This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                  IN WITNESS WHEREOF, the parties hereto have caused this Declaration to be duly executed as of the day and year first above written.

                                   FORD MOTOR COMPANY,
                                   as Sponsor

                                   By:
                                      ------------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------


                                   JPMORGAN CHASE BANK,
                                   as Property Trustee

                                   By:
                                      ------------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------


                                   CHASE MANHATTAN BANK USA, NATIONAL
                                   ASSOCIATION, as Delaware Trustee

                                   By:
                                      ------------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                            ------------------------------------


                                   ---------------------------------------------
                                   Peter Sherry, Jr., as Administrative Trustee


                                   ---------------------------------------------
                                   Ann Marie Petach, as Administrative Trustee

                                    EXHIBIT A

                      FORM OF COMMON SECURITIES CERTIFICATE

THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED UNDER APPLICABLE LAW AND THE AMENDED AND RESTATED DECLARATION OF TRUST

         Certificate Number                   Number of Common Securities

             ___________                             ___________

                    CERTIFICATE EVIDENCING COMMON SECURITIES

                                       OF

                       FORD MOTOR COMPANY CAPITAL TRUST II

                                COMMON SECURITIES

                  (LIQUIDATION AMOUNT $50 PER COMMON SECURITY)

                  Ford Motor Company Capital Trust II, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Ford Motor Company (the "Holder") is the registered owner of ___________ common securities of the Trust representing undivided beneficial interests in the assets of the Trust (the "Common Securities"). In accordance with Section 5.10 of the Declaration (as defined below), to the fullest extent permitted by law, the Common Securities are not transferable and any attempted transfer hereof shall be void, other than a transfer to certain successors that are permitted by the Indenture to succeed to the Holder's ownership of the Common Securities. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of January 30, 2002, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth therein. Capitalized terms used herein but not defined herein shall have the meaning given them in the Declaration. The Trust will furnish a copy of the Declaration to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

                  Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                  By acceptance the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness of the Sponsor.

                  IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this ___ day of __________, 2002.

                                FORD MOTOR COMPANY CAPITAL TRUST II


                                By:
                                    __________________________________
                                    Name:
                                         _____________________________
                                    As Administrative Trustee

                                    EXHIBIT B

                    FORM OF PREFERRED SECURITIES CERTIFICATE

               [FORM OF FACE OF PREFERRED SECURITIES CERTIFICATE]

[If this Preferred Securities Certificate is a Global Certificate, insert: THIS PREFERRED SECURITIES CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "CLEARING AGENCY") OR A NOMINEE OF THE CLEARING AGENCY. THIS PREFERRED SECURITIES CERTIFICATE IS EXCHANGEABLE FOR ONE OR MORE PREFERRED SECURITIES CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS PREFERRED SECURITIES CERTIFICATE (OTHER THAN A TRANSFER OF THIS PREFERRED SECURITIES CERTIFICATE AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS PREFERRED SECURITIES CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCY TO FORD MOTOR COMPANY CAPITAL TRUST II OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITIES CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

            Certificate Number          Number of Preferred Securities

                ___________                     ___________

                                 CUSIP No. _____

                                  $___________


                   Certificate Evidencing Preferred Securities

                                       of

                       Ford Motor Company Capital Trust II
             6.50% Cumulative Convertible Trust Preferred Securities
                 (liquidation amount $50 per Preferred Security)

                  Ford Motor Company Capital Trust II, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of _______ preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the Ford Motor Company Capital Trust II 6.50% Cumulative Convertible Trust Preferred Securities (liquidation amount $50 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Declaration (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of January 30, 2002, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Ford Motor Company, a Delaware corporation, and JPMorgan Chase Bank, as Guarantee Trustee, dated as of January 30, 2002 (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Declaration and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

                  Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                  By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness of the Sponsor.

                  IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this ____ day of ________ 2002.

                                FORD MOTOR COMPANY CAPITAL TRUST II


                                By:__________________________________
                                    Name:_____________________________
                                    As Administrative Trustee

                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Preferred Securities referred to in the within-mentioned Declaration.

Dated:_________________________
                                    JPMorgan Chase Bank,
                                    as Property Trustee

                                    By: ______________________________
                                        Authorized Signatory

              [FORM OF REVERSE OF PREFERRED SECURITIES CERTIFICATE]

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Securities Certificate to:

----------------------------------------------------------------
----------------------------------------------------------------
----------------------------------------------------------------
(Insert assignee's social security or tax identification number)

----------------------------------------------------------------
----------------------------------------------------------------
----------------------------------------------------------------
(Insert address and zip code of assignee)

and irrevocably appoints

----------------------------------------------------------------
----------------------------------------------------------------
----------------------------------------------------------------
agent to transfer this Preferred Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
      -------------------------

Signature:
           --------------------

          (Sign exactly as your name appears on the other side of this
                       Preferred Securities Certificate)


Signature Guarantee:
                     -----------------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

   [If this Preferred Securities Certificate is a Global Certificate, insert:

                                   SCHEDULE A

                  The initial liquidation amount of this Global Certificate shall be $__________. The following increases or decreases in the liquidation amount of this Global Certificate have been made:

                     Amount of increase in
                     Liquidation Amount of
                     this Global                                       Liquidation Amount of     Signature of
                     Certificate including    Amount of decrease in    this Global Certificate   authorized officer
                     upon exercise of         Liquidation Amount of    following such decrease   of Trustee or
Date Made            over--allotment option   this Global Certificate  or increase               Securities Custodian
----------------------------------------------------------------------------------------------------------------------


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

                                    EXHIBIT C

                              NOTICE OF CONVERSION

To:    EquiServe Trust Company, N.A.,
       as Conversion Agent of
       Ford Motor Company Capital Trust II

                  The undersigned owner of these Trust Securities hereby irrevocably exercises the option to convert these Trust Securities, or the portion below designated, into Common Stock of FORD MOTOR COMPANY (the "Ford Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration"), dated as of January 30, 2002 among Peter Sherry, Jr. and Ann Marie Petach, as Administrative Trustees, Chase Manhattan Bank USA, National Association, as Delaware Trustee, JPMorgan Chase Bank, as Property Trustee, and Ford Motor Company, as Sponsor. Pursuant to the aforementioned exercise of the option to convert these Trust Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Trust Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Trust Securities set forth in the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into Ford Common Stock (at the conversion rate specified in the terms of the Trust Securities set forth in the Declaration).

                  The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date:             ,
      ------------  ----
In whole                      in part
         --                           --
                              Number of Trust Securities to be converted:
                                                                          -----

                              If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Ford Common Stock are to be issued, along with the address or addresses of such person or persons:

                              --------------------------------
                              --------------------------------
                              --------------------------------
                              --------------------------------



                              --------------------------------
                              Signature (for conversion only)


                              Please print or Typewrite Name and Address,
                              Including Zip Code, and Social Security or Other Identifying Number:

                              --------------------------------
                              --------------------------------
                              --------------------------------
                              --------------------------------

Signature Guarantee:*
                      ------------------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                      -ii-